As filed with the Securities and Exchange Commission on January 31, 2003

                                            1933 Act Registration No. 333-
                              ------

------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933

                  [  ]     Pre-Effective             [  ]     Post-Effective
                           Amendment No.                      Amendment No.

                        TOUCHSTONE VARIABLE SERIES TRUST
                        (Touchstone Baron Small Cap Fund)
              [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (513) 362-8000

                             221 East Fourth Street
                                    Suite 300
                             Cincinnati, Ohio 45202
                     -----------------------------------
                    (Address of Principal Executive Offices)

                                 Tina D. Hosking
                         Integrated Fund Services, Inc.
                             221 East Fourth Street
                                    Suite 300
                             Cincinnati, Ohio 45202
                   -----------------------------------------
                   (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         The Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2002 will be filed with the Commission on or about March 31, 2003.

         It is proposed that this filing will become effective on March 3, 2003 pursuant to Rule 488 of the Securities Act of 1933.

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202
                                  March 3, 2003

Dear Contract Owner:

         As an Owner of a variable annuity contract (the "Contract") issued by Integrity Life Insurance Company, National Integrity Insurance Company or Columbus Life Insurance Co. (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Baron Small Cap Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Company") at a Special Meeting of Shareholders to be held on April 18, 2003. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by Touchstone Baron Small Cap Fund ("Touchstone Small Cap"), a new series of the Touchstone Variable Series Trust (the "Trust"), in exchange for shares of Touchstone Small Cap and the assumption by Touchstone Small Cap of the liabilities of the Portfolio. Touchstone Small Cap's investment objective is identical to the investment objective of the Portfolio and Touchstone Small Cap's investment policies are substantially identical to those of the Portfolio.

         You will receive shares of Touchstone Small Cap having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Your account value will not change as a result of the proposed reorganization. Details about Touchstone Small Cap's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract owners.

         The Company's Board of Directors has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope or vote by telephone. You may also fax your completed and signed voting instructions form (both front and back sides) to us at ___________. Instructions on how to complete the voting instructions form are included immediately after the Notice of Special Meeting. You may record your vote by telephone by following the voting instructions as outlined on your voting instructions form.

         If you have any questions about the voting instructions form please call the Company at 1-800-325-8583. If we do not receive your completed voting instructions form or your telephone vote within several weeks, we may call and remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                                      Sincerely,

                                                      /s/ Don W. Cummings
                                                      --------------------------
                                                      Don W. Cummings
                                                      President
                                                      The Legends Fund, Inc.

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202

                            Baron Small Cap Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 18, 2003

To the Shareholders of the Baron Small Cap Portfolio:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Baron Small Cap Portfolio ("Legends Small Cap") of The Legends Fund, Inc. (the "Company"), a Maryland corporation, will be held at the offices of the Company, 515 West Market Street, Louisville, Kentucky 40202 on April 18, 2003 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Legends Small Cap by Touchstone Baron Small Cap Fund ("Touchstone Small Cap"), a new series of Touchstone Variable Series Trust, in exchange for shares of Touchstone Small Cap and the assumption by Touchstone Small Cap of all of the liabilities, if any, of Legends Small Cap. The Plan also provides for distribution of these shares of Touchstone Small Cap to shareholders of Legends Small Cap in liquidation and subsequent termination of Legends Small Cap. A vote in favor of the Plan is a vote in favor of the termination of Legends Small Cap and the liquidation and dissolution of the Company.

2. To consider and act upon any other business as may properly come before the Special Meeting.

         The Board of Directors has fixed the close of business on January 31, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                     By order of the Board of Directors


                                     Kevin L. Howard
                                     Secretary

March 3, 2003

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your voting instructions form properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the voting instructions form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

  Registration                                       Valid Signature

  Corporate Accounts

  (1)      ABC Corp. . . . . . . . . . . . . . . .. . . . . . ABC Corp.

  (2)      ABC Corp. . . . . . . . . . . . . . . ... . . . . John Doe, Treasurer

  (3)      ABC Corp.
           c/o John Doe, Treasurer . . . . . . . .. . .       John Doe

  (4)      ABC Corp. Profit Sharing Plan . . . . .   John Doe, Trustee

  Trust Accounts

  (1)      ABC Trust . . . . . . . . . . . . . . ... . . .  Jane B. Doe, Trustee

  (2)      Jane B. Doe, Trustee
           u/t/d 12/28/78 . . . . . . . . . . . .  . . . . . .      Jane B. Doe

  Custodial or Estate Accounts

  (1)      John B. Smith, Cust.
           f/b/o John B. Smith, Jr. UGMA . . . . .   John B. Smith

  (2)      Estate of John B. Smith . . . . . . . .. John B. Smith, Jr., Executor

                            ACQUISITION OF ASSETS OF

                            BARON SMALL CAP PORTFOLIO
                                   a series of
                             The Legends Fund, Inc.
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

                        BY AND IN EXCHANGE FOR SHARES OF

                         TOUCHSTONE BARON SMALL CAP FUND
                                   a series of
                        Touchstone Variable Series Trust
                             221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                           PROSPECTUS/PROXY STATEMENT

                               DATED MARCH 3, 2003


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Baron Small Cap Portfolio ("Legends Small Cap") for consideration at a Special Meeting of Shareholders to be held on April 18, 2003 at 10:00 a.m. Eastern time at the offices of The Legends Fund, Inc. (the "Company"), 515 West Market Street, Louisville, Kentucky 40202, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Directors of the Company has approved the proposed reorganization of Legends Small Cap, which is a series of the Company, into Touchstone Baron Small Cap Fund ("Touchstone Small Cap"), a series of the Touchstone Variable Series Trust (the "Trust"). Touchstone Small Cap is a new series organized specifically to receive all the assets and carry on the business of Legends Small Cap. Legends Small Cap and Touchstone Small Cap are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company ("Western & Southern") and its affiliates, National Integrity Life Insurance Company and Columbus Life Insurance Co., (individually an "Insurance Company" and collectively the "Insurance Companies") are the record owners of Legends Small Cap's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Legends Small Cap that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Legends Small Cap, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Legends Small Cap. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of Legends Small Cap refers to each Insurance Company which holds Legends Small Cap's shares of record;

     o "shares" refers generally to your shares of common stock or shares of beneficial interest, as applicable, in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

         In the reorganization, all of the assets of Legends Small Cap will be acquired by Touchstone Small Cap in exchange for shares of Touchstone Small Cap and the assumption by Touchstone Small Cap of all of the liabilities of Legends Small Cap (the "Reorganization"). If the Reorganization is approved, shares of Touchstone Small Cap will be distributed to each Record Holder in liquidation of Legends Small Cap, and Legends Small Cap will be terminated as a series of the Company. You will then hold that number of full and fractional shares of Touchstone Small Cap which have an aggregate net asset value equal to the aggregate net asset value of your shares of Legends Small Cap. Your account value will not change as a result of the Reorganization.

         Legends Small Cap is a separate diversified series of the Company, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Touchstone Small Cap is a separate diversified series of the Trust, a Massachusetts business trust, which is also an open-end management investment company registered under the 1940 Act. Because Touchstone Small Cap was recently organized, it has conducted no operations to date.

         The investment objective of Legends Small Cap is identical to that of Touchstone Small Cap, as follows:

------------------------------------------------- -----------------------------
        Portfolio                                     Investment Objective
------------------------------------------------- -----------------------------
------------------------------------------------- -----------------------------
Legends Small Cap and                                  Each seeks long-term
Touchstone Small Cap                                    capital appreciation.
------------------------------------------------- -----------------------------

The investment strategies for Legends Small Cap and Touchstone Small Cap are substantially identical.

         This Prospectus/Proxy Statement explains concisely the information about Touchstone Small Cap that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning Touchstone Small Cap is provided in the "Additional Information" section of this Prospectus/Proxy Statement. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

---------------------------------------------- --------------------------------
Information about Legends Small Cap:           How to Obtain this Information:
-----------------------------------            -------------------------------
---------------------------------------------- --------------------------------
---------------------------------------------- --------------------------------

Prospectus of the Company relating to          Copies are available upon request
Legends Small Cap, dated                       and without charge if you:
November 1, 2002

Statement of Additional Information           o Write to the Company at the
of the Company relating to                      address listed on the cover page
Legends Small Cap, dated November 1, 2002       of this Prospectus/Proxy
                                                Statement; or

Annual Report of the Company relating to      o Call (800) 325-8583 toll-free.
Legends Small Cap, for the year ended
June 30, 2002

Semi-annual Report of the Company
relating to Legends Small Cap, for the six
months ended December 31, 2002
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Information about the Reorganization:         How to Obtain this Information:
------------------------------------          -------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Statement of Additional Information dated     A copy is available upon request
March 3, 2003, which relates to this          and without charge if you:
Prospectus/Proxy Statement
and the Reorganization                        o  Write to the Trust at the
                                                 address listed on the cover
                                                 page of this Prospectus/Proxy
                                                 Statement; or

                                              o  Call (800) 543-0407 toll-free.
                                              ------------------- -------------

------------------------------------------------------------------------------


         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

         Information relating to Legends Small Cap contained in the Prospectus of the Company dated November 1, 2002 (SEC File No. 811-7084) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated March 3, 2003 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Company relating to Legends Small Cap for the year ended June 30, 2002 and the six month period ended December 31, 2002 (Touchstone Small Cap has not yet issued financial statements), is incorporated by reference in its entirety in this document.



-------------------------------------------------------------------------------
The Securities and Exchange Commission has not determined that the information in this Prospectus/Proxy Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.
-------------------------------------------------------------------------------

         An investment in Touchstone Small Cap through a Contract:

     o    is not a deposit of, or guaranteed by, any bank

     o is not insured by the FDIC, the Federal Reserve Board or any other government agency

     o    is not endorsed by any bank or government agency

     o involves investment risk, including possible loss of the purchase payment of your original investment


                              TABLE OF CONTENTS

SUMMARY...........................................................................................................6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Touchstone Small Cap will I own?................................6
         How will the Reorganization affect me?...................................................................7
         How do the Directors recommend that I vote?..............................................................7
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........7
         How do the Portfolios' fees and expenses compare?.......................................................10
         How do the Portfolios' performance records compare?.....................................................11
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............................................................................13
         Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization?  What will the management and advisory fees be after the Reorganization?...............................................13
         What will be the primary federal tax consequences of the Reorganization?................................14
RISKS............................................................................................................15
         Are the risk factors for the Portfolios the same?.......................................................15
INFORMATION ABOUT THE REORGANIZATION.............................................................................19
         Reasons for the Reorganization..........................................................................19
         Agreement and Plan of Reorganization....................................................................21
         Federal Income Tax Consequences.........................................................................22
         Pro-forma Capitalization................................................................................23
         Distribution of Shares..................................................................................24
         Purchase and Redemption Procedures......................................................................24
         Exchange Privileges.....................................................................................25
         Dividend Policy.........................................................................................25
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................25
         Form of Organization....................................................................................26
         Capitalization..........................................................................................26
         Shareholder Liability...................................................................................26
         Shareholder Meetings and Voting Rights..................................................................27
         Liquidation.............................................................................................28
         Liability and Indemnification of Trustees/Directors.....................................................28
VOTING INFORMATION CONCERNING THE MEETING........................................................................29
         Shareholder Information.................................................................................31
         Control Persons and Principal Holders of Securities.....................................................31
FINANCIAL STATEMENTS AND EXPERTS.................................................................................32
LEGAL MATTERS....................................................................................................32
ADDITIONAL INFORMATION...........................................................................................32
OTHER BUSINESS...................................................................................................45

EXHIBIT A   Agreement and Plan of Reorganization................................................................A-1
....................................................................................................................

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to Legends Small Cap and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

...................Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring by Western & Southern and its affiliates designed to combine the Legends and Touchstone fund families. The combination of the fund families should create operational synergies and economies of scale that may potentially benefit shareholders. The objective of this Reorganization is to retain investment products that have a unique investment style or discipline within the combined family. To accomplish the restructuring, shareholders of other portfolios of the Company are also being asked to approve reorganizations of those portfolios into portfolios of the Trust. Therefore, the Directors believe that the Reorganization is in the best interests of Legends Small Cap's shareholders.

         In addition to the Reorganization of your Portfolio, the Directors are also proposing to reorganize three other portfolios of the Company and to dissolve the Company.

...................What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     o the transfer in-kind of all of the assets of Legends Small Cap to Touchstone Small Cap in exchange for shares of Touchstone Small Cap;

     o the assumption by Touchstone Small Cap of all of the liabilities of Legends Small Cap;

     o the liquidation of Legends Small Cap by distribution of shares of Touchstone Small Cap to Legends Small Cap's shareholders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about April 28, 2003.

                  After the Reorganization, what shares of Touchstone Small Cap will I own?

         The new shares of Touchstone Small Cap you receive will have the same total value as your shares of Legends Small Cap, as of the close of business on the day immediately prior to the Reorganization.

                  How will the Reorganization affect me?

         It is anticipated that the Reorganization should benefit you as well as the Record Holders as follows:

o COST SAVINGS AND OPERATING EFFICIENCIES: The operating expenses of the portfolios offered by the Trust may potentially decrease over the long term in comparison to those of the portfolios offered by the Company due to the spreading of fixed costs over a larger pool of assets in the Trust.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Touchstone Small Cap after the Reorganization. After the Reorganization your Contract values will depend on the performance of Touchstone Small Cap rather than that of Legends Small Cap. Neither the Company nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by Western & Southern or one of its affiliates.

         Like Legends Small Cap, Touchstone Small Cap will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of Touchstone Small Cap.

                  How do the Directors recommend that I vote?

         The Directors of the Company, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Legends Small Cap, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of Legends Small Cap.

       THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust have also approved the Plan on behalf of Touchstone Small Cap.

         How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         Because Touchstone Small Cap is a new portfolio organized specifically to receive all the assets and carry on the business of Legends Small Cap, the investment objective of Legends Small Cap is identical to that of Touchstone Small Cap, and the investment strategies of each Portfolio will be substantially identical. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.

         The following table summarizes a comparison of Legends Small Cap and Touchstone Small Cap with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to Legends Small Cap, and in the "Additional Information" section of this Prospectus/Proxy statement relating to Touchstone Large Cap.

   ------------------ ---------------------------------------------------------
                      Legends Small Cap and Touchstone Small Cap
   ------------------ ---------------------------------------------------------
   ------------------ ---------------------------------------------------------
   Investment         Each seeks long-term capital appreciation
   Objective
   ------------------ ---------------------------------------------------------
   ------------------ ---------------------------------------------------------
   Principal          Each normally invests at least 80% of its net assets in
   Investment         common stocks of smaller capitalization companies with
   Strategies         market values under $2.5 billion, selected for their
                      capital appreciation potential. Subject to this policy, each Portfolio will add to its holdings in a company even though its market capitalization has increased through appreciation beyond the limits stated if the company remains an attractive investment.

                      Each may also invest in other equity or equity linked securities, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

                      Each may invest up to 20% of its total assets in high yield debt securities, including those in the lowest rating categories.

                      Each may invest up to 10% of its assets in foreign securities.
   ------------------ --------------------------------------------------------

         The principal risks of investing in Touchstone Small Cap will be substantially identical to those of investing in Legends Small Cap. They include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment

o Interest Rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o High yield debt security risk - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

         Each Portfolio may invest in U.S. government securities and those mortgage-backed securities that are also considered to be U.S. government securities, such as certificates of The Government National Mortgage Association
(GNMA), The Federal National Mortgage Association (FNMA) and The Federal Home Loan Mortgage Corporation (FHLMC) and in collateralized mortgage obligations issued by a U.S. government agency or instrumentality. Each portfolio may invest up to 5% of its assets in mortgage-backed securities. Investments in mortgage-related securities are subject to pre-payment risk, including loss of anticipated interest and principal.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information relating to Legends Small Cap, the "Additional Information" section below with respect to Touchstone Small Cap and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

         Because Legends Small Cap and Touchstone Small Cap have identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by Legends Small Cap will be sold in order to comply with the policies and investment practices of Touchstone Small Cap in connection with the Reorganization.

                  How do the Portfolios' fees and expenses compare?

         Each Portfolio offers only one class of shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The amounts for the shares of Legends Small Cap set forth in the following table and in the examples are based on the expenses for Legends Small Cap for the fiscal year ended June 30, 2002. Touchstone Small Cap is newly organized and has not commenced operations to date. The amounts for shares of Touchstone Small Cap (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Touchstone Small Cap will be for the fiscal year ending December 31, 2003, assuming the Reorganization had taken place as of that date.

         The shares of Legends Small Cap and Touchstone Small Cap are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------

--------------------------------------------- --------------------- ----------------------
                                               Legends Small Cap    Touchstone Small Cap
                                                                         (Pro Forma)

--------------------------------------------- --------------------- ----------------------
--------------------------------------------- --------------------- ----------------------
Management Fees                                      1.05%                  1.05%
--------------------------------------------- --------------------- ----------------------
--------------------------------------------- --------------------- ----------------------
12b-1 Fees                                            None                  None
--------------------------------------------- --------------------- ----------------------
--------------------------------------------- --------------------- ----------------------
Other Expenses                                       1.27%                  1.27%
--------------------------------------------- --------------------- ----------------------
--------------------------------------------- --------------------- ----------------------
Total Annual Portfolio Operating Expenses            2.32%                  2.32%
Before Expense Waiver / Reimbursement*
--------------------------------------------- --------------------- ----------------------
--------------------------------------------- --------------------- ----------------------
Contractual Expense Waiver / Reimbursement**           --                   0.67%
--------------------------------------------- --------------------- ----------------------
--------------------------------------------- --------------------- ----------------------
Total Annual Portfolio Operating Expenses              --                   1.65%
After Expense Waiver / Reimbursement
--------------------------------------------- --------------------- ----------------------

* As of November 1, 2002, the investment manager of Legends Small Cap agreed to voluntarily limit the expenses of the Portfolio. After expense reimbursements, Total Annual Portfolio Operating Expenses of Legends Small Cap for the fiscal year ended June 30, 2002 would have been 1.65% if such agreement had been in effect for the entire fiscal year.

** Touchstone Advisors, Inc. and the Trust have entered into a Sponsor Agreement whereby the Total Annual Portfolio Operating Expenses for the shares of Touchstone Small Cap will not exceed 1.65% for a period of at least two years after consummation of the Reorganization.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Legends Small Cap versus Touchstone Small Cap Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same throughout all periods, and for Touchstone Small Cap, are limited for the first two years following consummation of the Reorganization, and thereafter, are not limited. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

  Examples of Portfolio Expenses

------------------------------------------------------------------------------
                               Legends Small Cap
     One Year            Three Years          Five Years           Ten Years
     --------            -----------          ----------           ---------
       $168                  $664               $1,193               $2,680
--------------------- ------------------- -------------------- ---------------

------------------------------------------------------------------------------
                         Touchstone Small Cap Pro Forma
     One Year            Three Years          Five Years           Ten Years
     --------            -----------          ----------           ---------
       $168                  $593               $1,123               $2,610
--------------------- ------------------- -------------------- ---------------


                  How do the Portfolios' performance records compare?

         The following charts show how the shares of Legends Small Cap have performed in the past. Past performance is not an indication of future results. Touchstone Small Cap is newly formed and has no operational history.

         PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Touchstone Small Cap has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, Touchstone Small Cap, as the successor to Legends Small Cap, will assume and publish the investment performance record of Legends Small Cap.

         Year-by-Year Total Return (%)

         The chart below shows the percentage gain or loss for the shares of Legends Small Cap in each full calendar year since the inception of the Portfolio on December 14, 1992.

         The chart should give you a general idea of the risks of investing in Legends Small Cap by showing how the Portfolio's return has varied from year-to-year. This chart includes the effects of Portfolio expenses. Total return amounts are based on the inception date of the Portfolio which may have occurred before your Contract began; accordingly, your investment results may differ. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The performance of Legends Small Cap prior to November 1, 2000 reflects that of the Portfolio's prior sub-adviser.

                                Legends Small Cap

---------- ---------- ---------- --------- ---------- --------- ---------- --------- ---------- ----------
8.64%      -1.97%     19.54%     18.54%    25.08%     -0.61%    -2.57%     1.24%     6.6%       -14.08%







93         94         95         96        97         98        99         00        01         02
---------- ---------- ---------- --------- ---------- --------- ---------- --------- ---------- ----------

                        High Quarter: 2nd - 2001 +19.51%
                         Low Quarter: 3rd - 1998 -18.90%



         The next table lists the average annual total return of the shares of Legends Small Cap for the past one, five and ten years and since inception (through December 31, 2002). This table includes the effects of Portfolio expenses and is intended to provide you with some indication of the risks of investing in Legends Small Cap by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2002)(1)
         ----------------------------------------------------------------

    ----------------------- ---------------- ----------------- ------------------ -------------- --------------

                             1 Year Ended     5 Years Ended     10 Years Ended        From         Inception
                               12/31/02          12/31/02          12/31/02       Inception to       Date
                               --------          --------          --------                          ----
                                                                                    12/31/02
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    Legends Small Cap           -14.08%           -2.13%             5.70%            5.67%        12/14/92
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    Russell 2000 Index          -20.48%           -1.36%             7.16%           7.16%*
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------

         (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         * Date of Index performance is from 12/31/92.

                                                ----------------------------

         The Russell 2000 Index is a widely recognized unmanaged index of small cap stock performance.

         For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information relating to this Prospectus/Proxy Statement. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

                  Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional shares of Touchstone Small Cap. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

                  Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

         Management of the Portfolios

         The overall management of Legends Small Cap is the responsibility of, and is supervised by, the Board of Directors of the Company, and the overall management of Touchstone Small Cap is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Manager

     Touchstone Advisors, Inc. (the "Manager") is the investment manager for each Portfolio. The Manager selects and pays the fees of the sub-advisers for each Portfolio and monitors each sub-adviser's investment program. The Manager is an indirect wholly-owned subsidiary of Western & Southern.

         Facts about the Manager:

         ---------------------------------------------------------------------
         o As of December 31, 2002, the Manager managed assets of approximately $1.8 billion.

         o The Manager is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.
         ---------------------------------------------------------------------

         The Trust and the Manager have received an order from the SEC whereby under certain circumstances, the Manager may select or change sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.

         Adviser

         BAMCO, Inc. (the "Adviser") is the investment adviser to each Portfolio. Pursuant to a Sub-Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for Touchstone Small Cap, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Adviser:

         ---------------------------------------------------------------------

     o The Adviser is a subsidiary of Baron Capital Group, Inc. and has provided money management services to private and institutional clients since 1982.

     o The Adviser had assets under management of approximately $4.9 billion as of December 31, 2002.

     o    The Adviser is located at 767 Fifth Avenue, New York, New York 10153.

         ---------------------------------------------------------------------

         Portfolio Management

         Ronald Baron manages Touchstone Small Cap and has managed Legends Small Cap since _______. Mr. Baron, the founder, chief executive officer and chairman of the Adviser, has managed money for others since 1975.

         Management Fees

         For its management and supervision of the daily business affairs of Touchstone Small Cap, the Manager is entitled to receive a monthly fee at the annual rate of 1.05% of the Portfolio's average daily net assets.

         The Manager may, at its discretion, reduce or waive its fee or reimburse Touchstone Small Cap for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, as stated above, the Trust and the Manager have entered into a Sponsor Agreement with respect to Touchstone Small Cap whereby, subsequent to the consummation of the Reorganization, the Portfolio's total operating expenses will be contractually limited.

         Advisory Fees

         Under the terms of the Sub-Advisory Agreement, the Adviser is paid a fee of 0.80% of average daily net assets by the Manager for providing advisory services to Touchstone Small Cap. The Portfolio does not pay a fee to the Adviser.

                  What will be the primary federal tax consequences of the Reorganization?

         Prior to or at the completion of the Reorganization, Legends Small Cap and Touchstone Small Cap will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Legends Small Cap or its Record Holders for federal income tax purposes as a result of receiving shares of Touchstone Small Cap in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Touchstone Small Cap that are received by the Record Holders of Legends Small Cap will be the same as the holding period and aggregate tax basis of the shares of Legends Small Cap previously held by such Record Holders, provided that such shares of Legends Small Cap are held as capital assets. In addition, the holding period and tax basis of the assets of Legends Small Cap in the hands of Touchstone Small Cap as a result of the Reorganization will be the same as in the hands of Legends Small Cap immediately prior to the Reorganization, and no gain or loss will be recognized by Touchstone Small Cap upon the receipt of the assets of Legends Small Cap in exchange for shares of Touchstone Small Cap and the assumption by Touchstone Small Cap of Legends Small Cap's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                             RISKS

     Are the risk factors for the Portfolios the same?

         Yes. The risk factors will be substantially identical due to the identical investment objectives and substantially identical investment policies of Legends Small Cap and Touchstone Small Cap. The risks of Touchstone Small Cap are described in greater detail in the "Additional Information" section below.

         What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.

  ------------------------------- --------------------------------------------
                                  Each of the Portfolios is subject to Market
                                  Risk.

  ------------------------------- --------------------------------------------
  -------------- ---------------- --------------------------------------------
                                  Each normally invests at least 80% of its net assets in common stocks.
  Legends        Touchstone
  Small Cap      Small Cap
  -------------- ---------------- --------------------------------------------

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines. In addition, even though each Portfolio is diversified, it may establish significant positions in companies in which the Adviser has the greatest conviction; if the stock price of one or more of those companies should decrease, it could cause the Portfolio's net asset value to drop.


  -------------------------------------------------------------------------
                               Each of the Portfolios is subject to Market
                               Capitalization Risk.

  -----------------------------------------------------------------------------
  -------------- --------------------------------------------------------------
                               Each normally invests in smaller capitalization
  Legends        Touchstone    companies with market values under $2.5 billion.
  Small Cap      Small Cap
  -------------- --------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

  ------------------------------- ---------------------------------------------
                                  Each of the Portfolios is subject to
                                  Investment Style Risk.
  ------------------------------- ---------------------------------------------
  -------------- ---------------- ---------------------------------------------
                                  Each invests primarily in securities of
  Legends        Touchstone       companies selected for their capital
  Small Cap      Small Cap        appreciation potential.
  -------------- ---------------- --------------------------------------------

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

-------------------------------- ----------------------------------------------
                                 Each of the Portfolios is subject to Interest Rate Risk.
-------------------------------- ----------------------------------------------
--------------- ---------------- ----------------------------------------------
                                 Each may invest in convertible bonds and
                                 debentures, and debt securities.
Legends Small   Touchstone
Cap             Small Cap
--------------- ---------------- ----------------------------------------------

         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio may invest a portion of its assets in debt securities or stocks purchased primarily for dividend income, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

-------------------------------- ----------------------------------------------
                                 Each of the Portfolios is subject to Credit
                                 Risk.
-------------------------------- ----------------------------------------------
--------------- ---------------- ----------------------------------------------
                                 Each may invest in convertible bonds and
                                 debentures, and debt securities.
Legends Small   Touchstone
Cap             Small Cap
--------------- ---------------- ----------------------------------------------

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

-------------------------------- ----------------------------------------------
                                 Each of the Portfolios is subject to High
                                 Yield Debt Security Risk.
-------------------------------- ----------------------------------------------
--------------- ---------------- ----------------------------------------------
                                 Each may invest up to 20% of its total assets in high yield debt securities.
Legends Small   Touchstone
Cap             Small Cap
--------------- ---------------- ----------------------------------------------

         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

-------------------------------- ----------------------------------------------
                                 Each of the Portfolios is subject to Foreign
                                 Investment Risk.
-------------------------------- ----------------------------------------------
--------------- ---------------- ----------------------------------------------
                                 Each may invest up to 10% of its assets in
                                 foreign securities.
Legends Small   Touchstone
Cap             Small Cap
--------------- ---------------- ----------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         Are there any other risks of investing in each Portfolio?

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

         When adverse market or economic conditions occur, each Portfolio may invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government or high quality short-term money market investments. When following a defensive strategy, a Portfolio will be less likely to meet its investment objective.

         Unlike Touchstone Small Cap, Legends Small Cap may borrow money from banks on an unsecured basis in order to raise cash for investment (leveraging). The use of borrowing for investment purposes may cause the Portfolio's gains or losses to be greater than they would have been without the use of such borrowing.

                       INFORMATION ABOUT THE REORGANIZATION

     Reasons for the Reorganization

         The Reorganization is part of a restructuring by Western & Southern and its affiliates designed to combine the Legends and Touchstone fund families. The combination of the fund families should create operational synergies and economies of scale that may potentially benefit shareholders. The objective of this Reorganization is to retain investment products that have a unique investment style or discipline within the combined family. To accomplish the restructuring, the shareholders of other portfolios of the Company are being asked to approve reorganizations of those portfolios into portfolios of the Trust.

         At a special meeting held on January 27, 2003, all of the Directors of the Company, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Legends Small Cap, and that the interests of existing shareholders of Legends Small Cap will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Directors evaluated extensive information provided by the management of the Company and reviewed various factors about the Portfolios and the proposed Reorganization.

         If the Reorganization is approved by shareholders, the assets of Legends Small Cap will be purchased in exchange for shares of Touchstone Small Cap. The historical activities of Legends Small Cap will be carried out by the newly created Touchstone Small Cap, as part of the larger Touchstone family of funds.

         In addition, the Directors considered, among other things:

     o    the terms and conditions of the Reorganization;

     o the fact that the Reorganization would not result in the dilution of shareholders' interests;

     o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     o the expense ratios, fees and expenses of Legends Small Cap and the anticipated expense ratios, fees and expenses of Touchstone Small Cap;

     o the fact that the Manager has contractually agreed to limit the total annual operating expenses of Touchstone Small Cap for at least two years and that such expenses would be the same as the current operating expenses (after waiver) of Legends Small Cap;

     o the fact that Legends Small Cap and Touchstone Small Cap have identical investment objectives and substantially identical principal investment strategies;

     o the fact that Touchstone Advisors, Inc. is the investment manager for each Portfolio and would manage the Portfolios in essentially the same manner;

     o the strength of Legends Small Cap's portfolio management team and the fact that the reorganization provides continuity of money management for shareholders due to the fact that Legends Small Cap's portfolio managers will also be the portfolio managers of Touchstone Small Cap;

     o the fact that Western & Southern or one of its affiliates will bear the expenses incurred by Legends Small Cap and Touchstone Small Cap in connection with the Reorganization;

     o the potential benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and supplemental executive retirement plans;

     o the fact that Touchstone Small Cap will assume all of the liabilities of Legends Small Cap;

     o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

     o alternatives available to shareholders of Legends Small Cap, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Directors of the Company met with counsel to the Independent Directors regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Company concluded that the proposed Reorganization would be in the best interests of Legends Small Cap and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Legends Small Cap for approval.

         The Trustees of the Trust have also approved the Plan on behalf of Touchstone Small Cap.

                  Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of Legends Small Cap will be acquired by Touchstone Small Cap in exchange for shares of Touchstone Small Cap and the assumption by Touchstone Small Cap of all of the liabilities of Legends Small Cap on or about April 28, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Legends Small Cap will endeavor to discharge all of its known liabilities and obligations. Legends Small Cap will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         The number of full and fractional shares of Touchstone Small Cap to be received by the Record Holders of Legends Small Cap will be determined by multiplying the outstanding shares of Legends Small Cap by a factor which shall be computed by dividing the net asset value per share of Legends Small Cap by the net asset value per share of Touchstone Small Cap. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

         Brown Brothers Harriman & Co., the custodian for Touchstone Small Cap, will compute the value of Legends Small Cap's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the "Additional Information" section below relating to of Touchstone Small Cap, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, Legends Small Cap will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Touchstone Small Cap received by Legends Small Cap. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Legends Small Cap's Record Holders on Touchstone Small Cap's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Touchstone Small Cap due to Legends Small Cap's Record Holders. All issued and outstanding shares of Legends Small Cap will be canceled. The shares of Touchstone Small Cap to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Legends Small Cap will be terminated. Following the termination of each portfolio of the Company, the Company will be dissolved.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Legends Small Cap's shareholders, accuracy of various representations and warranties and receipt of a tax opinion. Notwithstanding approval of Legends Small Cap's shareholders, the Plan may be terminated (a) by the mutual agreement of Legends Small Cap and Touchstone Small Cap; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Reorganization is consummated, Western & Southern or one of its affiliates will pay the expenses incurred by Legends Small Cap and Touchstone Small Cap in connection with the Reorganization (including the cost of any proxy-soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Legends Small Cap, Touchstone Small Cap or their shareholders.

         If Legends Small Cap's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of shareholders.

                  Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Touchstone Small Cap and Legends Small Cap will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

     (1) The transfer of all of the assets of Legends Small Cap solely in exchange for shares of Touchstone Small Cap and the assumption by Touchstone Small Cap of all of the liabilities of Legends Small Cap followed by the distribution of Touchstone Small Cap's shares to the Record Holders of Legends Small Cap in dissolution and liquidation of Legends Small Cap, will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Touchstone Small Cap and Legends Small Cap will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Touchstone Small Cap upon the receipt of the assets of Legends Small Cap solely in exchange for the shares of Touchstone Small Cap and the assumption by Touchstone Small Cap of the liabilities of Legends Small Cap;

     (3) No gain or loss will be recognized by Legends Small Cap on the transfer of its assets to Touchstone Small Cap in exchange for Touchstone Small Cap's shares and the assumption by Touchstone Small Cap of the liabilities of Legends Small Cap or upon the distribution (whether actual or constructive) of Touchstone Small Cap's shares to Legends Small Cap's Record Holders in exchange for their shares of Legends Small Cap;

     (4) No gain or loss will be recognized by Legends Small Cap's Record Holders upon the exchange of their shares of Legends Small Cap for shares of Touchstone Small Cap in liquidation of Legends Small Cap;

     (5) The aggregate tax basis of the shares of Touchstone Small Cap received by each Record Holder of Legends Small Cap pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Legends Small Cap held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Touchstone Small Cap received by each Record Holder of Legends Small Cap will include the period during which the shares of Legends Small Cap exchanged therefor were held by such Record Holder (provided that the shares of Legends Small Cap were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Legends Small Cap acquired by Touchstone Small Cap will be the same as the tax basis of such assets to Legends Small Cap immediately prior to the Reorganization, and the holding period of such assets in the hands of Touchstone Small Cap will include the period during which the assets were held by Legends Small Cap.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Legends Small Cap would recognize a taxable gain or loss equal to the difference between its tax basis in its Legends Small Cap shares and the fair market value of the shares of Touchstone Small Cap it received.

                  Pro-forma Capitalization

         The following table sets forth the capitalization of Legends Small Cap as of December 31, 2002, and the capitalization of Touchstone Small Cap on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. As a newly created series of the Trust, Touchstone Small Cap, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately 1.00 shares of Touchstone Small Cap for each share of Legends Small Cap.

                     Capitalization of Legends Small Cap and
                        Touchstone Small Cap (Pro Forma)


---------------------------- ------------------- -------------------------
                             Legends Small Cap     Touchstone Small Cap
                                                    Pro-forma (After
                                                     Reorganization)
Net Assets                   $10,036,958         $10,036,958
Net Asset Value Per Share    $10.83              $10.83
Shares Outstanding           927,088             927,088
---------------------------- ------------------- -------------------------


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

                  Distribution of Shares

         All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies and their affiliates as a funding vehicle for the Contracts offered by the Insurance Companies and certain of the Trust's portfolios offer shares to certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contracts Prospectus describes all fees and charges relating to a Contract.) The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

     Touchstone Securities, Inc., an indirect wholly-owned subsidiary of Western & Southern, distributes the Contracts, and each Portfolio's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

         In the proposed Reorganization, shareholders of Legends Small Cap will receive shares of Touchstone Small Cap. Shares of Touchstone Small Cap are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the shares of Touchstone Small Cap.

         In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Touchstone Small Cap serves as an investment vehicle. A more detailed description of the shares of Touchstone Small Cap and the applicable distribution arrangements is contained in the "Additional Information" section below relating to Touchstone Small Cap.

                  Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Legends Small Cap. No fee is charged by Legends Small Cap for selling (redeeming) shares. The Contracts Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Legends Small Cap buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         Touchstone Securities, Inc. places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

                  Exchange Privileges

         The Contracts Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust or the Company.

                  Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock or beneficial interest, as applicable, and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         Legends Small Cap has qualified, and Touchstone Small Cap expects to qualify in its initial year, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         As a Maryland corporation, the operations of the Company are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law, rather than by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, and Massachusetts law. The Amended and Restated Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Company derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

         As noted above, the Company is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Company and the Trust are each open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Company consist of Legends Small Cap and other mutual funds of various asset classes; the series of the Trust consist of Touchstone Small Cap and other mutual funds of various asset classes. The Company and the Trust currently offer shares of their portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Companies. The Trust also offers shares of its portfolios to certain supplemental executive retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The beneficial interests in the Company are represented by one billion common shares with a par value of $.001 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Company permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of Legends Small Cap are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of Touchstone Small Cap are offered only in one class, represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio.

Shareholder Liability

         Under the applicable Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of Record Holders' liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees of the Trust. The Declaration of Trust also provides for current and former Record Holders' indemnification out of the assets of Touchstone Small Cap for all loss and expense of any Record Holder held personally liable for the obligations of the Trust. In light of the nature of the Trust's business, and the nature of its assets, the risk of personal liability of a shareholder of the Trust is remote since it is limited to circumstances in which the disclaimer is inoperative and Touchstone Small Cap would be unable to meet its obligations.

         Under Maryland law, shareholders of Legends Small Cap have no personal liability as such for the acts or obligations of the Portfolio or the Company, as the case may be.

Shareholder Meetings and Voting Rights

         Neither the Company on behalf of Legends Small Cap nor the Trust on behalf of Touchstone Small Cap is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Company or the Trust. In addition, each is required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees then holding office were elected by shareholders. Neither the Company nor the Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Company or of Trustees of the Trust.

         The Articles of Incorporation of the Company provide that the holders of one-third of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Company. With respect to the Trust, the Bylaws provide that thirty percent (30%) of the voting power of the shares outstanding and entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Company generally requires the affirmative vote of a majority of the total number of shares outstanding and entitled to vote at a meeting at which a quorum is present. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the voting power of the shares voted and entitled to vote is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act). A Director of the Company may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at any time, with or without cause, by a vote of two-thirds of the voting power of the outstanding shares of the Trust, or with or without cause at any time by the vote in writing signed by two-thirds of the remaining Trustees.

         Under the Articles of Incorporation of the Company, each whole share of common stock of Legends Small Cap is entitled to one vote, and each fractional share is entitled to a proportionate vote. Under the Declaration of Trust of the Trust, each share of Touchstone Small Cap will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust or a Portfolio as a corporation or other new entity or series thereof; and (2) may terminate the Trust, a Portfolio, or a class of shares and sell the assets thereof in connection with such termination. With respect to the Company, Maryland law would require a shareholder vote with respect to each such matter.

Liquidation

         In the event of the liquidation of the Trust or Touchstone Small Cap, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Portfolio over the liabilities belonging to the Trust or the Portfolio. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Company, the same provisions discussed above would apply.

Liability and Indemnification of Trustees/Directors

         The Bylaws of the Company provide for the indemnification of present and former officers and directors of the Company against liability by reason of service to the Company unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("Disabling Conduct"). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Company may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Company is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

         Under the Declaration of Trust of the Trust, a current or former Trustee or officer of the Trust is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; or (2) had engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties. A determination that the Trustee is entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) a written opinion of independent legal counsel. The Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Company, their By-Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Massachusetts or Maryland law directly for more complete information.

                       VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of Legends Small Cap in connection with a solicitation of voting instructions by the Directors of the Company, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern Time, April 18, 2003, at the offices of the Company, 515 West Market Street, Louisville, Kentucky 40202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Legends Small Cap on or about March 14, 2003.

         The Board of Directors of the Company has fixed the close of business on January 31, 2003 as the record date (the "Record Date") for determining the shareholders of Legends Small Cap entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Legends Small Cap, and are the shareholders of record of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Legends Small Cap. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Legends Small Cap for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Legends Small Cap held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Legends Small Cap is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting. Instructions for use of telephone voting are provided on the voting instructions form.)

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of common stock represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

         Approval of the Reorganization will require the affirmative vote of a majority of the total number of shares of Legends Small Cap outstanding at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of record of one-third of the shares issued and outstanding and entitled to vote at the Meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voting in favor. As of the Record Date, the shareholders of record of Legends Small Cap were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Company.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about April 1, 2003 voting instructions solicitations may also be made by telephone or personal solicitations conducted by officers and employees of Touchstone Advisors, Inc., its affiliates or other representatives of Legends Small Cap (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Western & Southern or one of its affiliates. Neither the Trust, the Company nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of Legends Small Cap do not vote to approve the Reorganization, the Directors of the Company will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of Legends Small Cap who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Company to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Company does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Company in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Touchstone Small Cap are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

                  Shareholder Information

         The Record Holders of Legends Small Cap at the close of business on January 31, 2003 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Legends Small Cap owned as of the Record Date. As of the Record Date, the total number of shares of Legends Small Cap outstanding and entitled to vote was___________.

         As of January 31, 2003, the officers and Trustees/Directors of the Trust and of the Company beneficially owned as a group less than 1% of the outstanding shares of Touchstone Small Cap and Legends Small Cap, respectively.

                  Control Persons and Principal Holders of Securities

         On January 31, 2003 to the knowledge of the Directors and management of the Company, Integrity Life Insurance Company Separate Account I and Separate Account II, National Integrity Life Insurance Company Separate Account I and Separate Account II and Columbus Life Insurance Co. Separate Account I collectively owned of record 100% of the shares of Legends Small Cap.

         Each Insurance Company has advised the Trust that as of January 31, 2003 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Legends Small Cap.

         As of the date of this Prospectus/Proxy Statement, Western & Southern and its affiliates owned a substantial majority of the outstanding shares of the Trust and as a result Western & Southern may be deemed to be a control person with respect to the Trust. Western & Southern, a subsidiary of Western Southern Mutual Holding Company, is a stock life insurance company organized under the laws of Ohio. Western & Southern's address is 400 Broadway, Cincinnati, Ohio 45202.

                         FINANCIAL STATEMENTS AND EXPERTS

         The financial statements and financial highlights of Legends Small Cap at June 30, 2002, and for the periods indicated therein, included in the Company's Annual Report and incorporated by reference herein and in the Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Touchstone Small Cap will be passed upon by Sullivan & Worcester LLP.

                            ADDITIONAL INFORMATION

         The Company and the Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

         The following additional information supplements information about Touchstone Small Cap contained elsewhere in the Prospectus/Proxy Statement.

INFORMATION ABOUT THE FUND

TOUCHSTONE VARIABLE SERIES TRUST

The Trust is a group of 12 mutual funds (collectively, the "Funds"), including Touchstone Small Cap (the "Fund"). The Trust is part of the Touchstone Family of Funds which also consists of Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds and Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds. Each Fund has a different investment goal and risk level.

Shares of the Fund can be purchased by insurance company separate accounts.

You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. When you purchase a variable annuity contract or variable life policy, you decide how to invest your purchase payments by selecting from the available investment options. The investment options may include the following Sub-Account that invests in the Funds of the
Trust: Touchstone Small Cap.

THE FUND'S INVESTMENT GOAL

Touchstone Small Cap seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily (at least 80% of assets) in common stocks of smaller companies with market values under $2.5 billion. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Sub-Advisor (BAMCO, Inc.) selects securities that it believes have (1) favorable price to value characteristics based on the Sub-Advisor's assessment of their prospects for future growth and profitability and (2) the potential to increase in value at least 50% over two subsequent years. Securities are selected for their capital appreciation potential and investment income is not a consideration in BAMCO's stock selection process.

The Fund will not sell positions just because their market values have increased. Subject to the Fund's 80% investment policy, the Fund will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Sub-Advisor's opinion, the company is still an attractive investment.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio managers believe they should be valued

     o Because growth oriented funds will typically underperform when value investing is in favor

     o If the companies in which the Fund invests do not grow as rapidly as expected

     o Though the Fund is diversified, the Fund may establish significant positions in companies in which the Sub-Advisor has the greatest conviction. If the stock price of one or more of those companies should decrease, it could cause the Fund's net asset value to drop


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

PERFORMANCE NOTE

Since Touchstone Small Cap will begin operations on _______, 2003, there is no performance information included.

INVESTMENT STRATEGIES AND RISKS

CAN THE FUND DEPART FROM ITS NORMAL STRATEGIES?

The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, the Fund may not achieve its investment goals.

CAN THE FUND CHANGE ITS INVESTMENT GOAL?

The Fund may change its investment goal(s) by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change takes effect.

DOES THE FUND HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO ITS PRINCIPAL INVESTMENT STRATEGIES?

Touchstone Small Cap may also invest in:

o        Preferred stocks and convertible preferred stocks
o        Convertible bonds and debentures
o        Warrants (up to 5% of net assets)
o        Securities of foreign companies (up to 10% of total assets)
o        U.S. Government securities
o        Mortgage-related securities (up to 5%)

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

ASSETS. The Fund's assets are defined as net assets plus the amount of any borrowings for investment purposes. This definition applies to the discussion of Touchstone Small Cap's principal investment strategies.

MONEY MARKET INSTRUMENTS include:

o         Bank obligations

o         Short-term government securities

o         Short-term corporate debt securities

o         Short-term municipal securities

o         Variable and floating rate securities

BANK OBLIGATIONS include:

     o Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal

     o Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange

     o Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

U.S. GOVERNMENT SECURITIES include:

     o Obligations issued directly by the U.S. Treasury such as Treasury bills, notes and bonds

     o Obligations issued by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Small Business Administration and Tennessee Valley Authority

     o    U.S. Treasuries issued without interest coupons (STRIPS)

     o Inflation-indexed bonds issued by the U.S. Treasury whose principal value is periodically adjusted to the rate of inflation

Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury.

CORPORATE DEBT SECURITIES. Corporate debt securities are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

FOREIGN DEBT SECURITIES. Foreign debt securities are obligations of a country other than the U.S. to pay interest and repay principal.

FOREIGN COMPANIES. A foreign company is a company that meets one or more of the following criteria:

     o    It is organized under the laws of a foreign country

     o    It maintains its principal place of business in a foreign country

     o The principal trading market for its securities is located in a foreign country

     o It derives at least 50% of its revenues or profits from operations in foreign countries

     o    It has at least 50% of its assets located in foreign countries

Some portfolio managers may define the parameters for a foreign company differently.

AMERICAN DEPOSITORY RECEIPTS (ADRs)/AMERICAN DEPOSITORY SHARES (ADSs). ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of the foreign security and are traded on U.S. exchanges.

INVESTMENT GRADE SECURITIES. Investment grade securities are generally rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's").

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.

ASSET-BACKED SECURITIES. Asset-backed securities represent groups of other assets, for example credit card receivables, that are combined or pooled for sale to investors.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by:

o        The Government National Mortgage Association (GNMA)

o        The Federal National Mortgage Association (FNMA)

o        The Federal Home Loan Mortgage Corporation (FHLMC)

The loans may be grouped together by private issuers such as:
o        Commercial banks
o        Savings and loan institutions
o        Mortgage bankers

o        Private mortgage insurance companies

Mortgage-related securities include Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in 2 or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgagees secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs pool investors' money to invest primarily in income-producing real estate or real estate-related loans or interests.

"LARGE CAP," "MID CAP" AND "SMALL CAP" COMPANIES. Generally companies are categorized as follows:

o A large cap company has a market capitalization of more than $10 billion
o A mid cap company has a market capitalization between $2.5 billion and $10 billion
o A small cap company has a market capitalization of less than $2.5 billion

Some portfolio managers may define the parameters for a category differently.

EMERGING GROWTH COMPANIES. Emerging Growth companies include:

     o Companies that have earnings that the portfolio managers believe may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates

     o Companies that the portfolio managers believe have unrecognized asset values, undervalued growth or emerging growth

     o    Companies undergoing a turnaround

EMERGING MARKET COUNTRIES. Emerging Market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meets one or more of the following criteria:

     o    It is organized under the laws of an emerging market country

     o It maintains its principal place of business in an emerging market country

     o It derives at least 50% of its revenues or profits from operations within emerging market countries

     o    It has at least 50% of its assets located in emerging market countries

     o The principal trading market for its securities is located in an emerging market country

Some portfolio managers may define the parameters for an emerging market country differently.

UNDERVALUED STOCKS. A stock is considered undervalued if the portfolio manager believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include:

o            Price relative to earnings

o            Price relative to cash flow

o        Price relative to financial strength

REPURCHASE AGREEMENTS. Repurchase Agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

WARRANTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. It should also be noted that if the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

RISKS OF INVESTING IN THE FUND

MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

     o Small Cap Companies. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

     o Mid Cap Companies. Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

     o Emerging Growth Companies. Investment in emerging growth companies is subject to enhanced risks because such companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of such companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.

     o Real Estate Investment Trusts (REITs). Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are more sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also lose value due to changes in tax or other regulatory requirements.

     o Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products and services may be subject to competitive pressures and aggressive pricing and the risk that new products will not meet expectations or even reach the marketplace.

     o Initial Public Offerings (IPOs). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.



     o Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely to increase in value during periods of falling interest rates than other debt securities. In addition, loans and loan participations may be more difficult to sell than other investments and are subject to the risk of borrower default.

CREDIT RISK. The debt securities in a Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

     o Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in non-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as loss of value due to fluctuation in currency exchange rates and other factors, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     o Emerging Market Countries. Investments in a country that is still relatively under-developed involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

     o Political Risk. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

OTHER INVESTMENT COMPANIES. To the extent consistent with its investment objective and policies, the Fund may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depositary Receipts ("SPDRs") and similar securities of other issuers. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR

Touchstone Advisors, Inc., (the "Advisor" or "Touchstone Advisors") located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 is the investment advisor of the Fund.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the "Advisors Act") since 1994. As of December 31, 2002, Touchstone Advisors had $1.8 billion in assets under management.

Touchstone Advisors is responsible for selecting Fund sub-advisors who have shown good investment performance in their areas of expertise (the "Fund Sub-Advisor"). The Board of Trustees of the Trust reviews and must approve the Advisor's selections. Touchstone Advisors considers various factors in evaluating the Fund Sub-Advisor, including:

o            Level of knowledge and skill

o            Performance as compared to its peers or benchmark

o            Consistency of performance over 5 years or more

o            Level of compliance with investment rules and strategies

o            Employees, facilities and financial strength

o            Quality of service

Touchstone Advisors will also continually monitor the Fund Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Fund Sub-Advisor.

Touchstone Advisors discusses its expectations for performance with the Fund Sub-Advisor. Touchstone Advisors provides written evaluations and recommendations to the Board of Trustees, including whether or not the Fund Sub-Advisor's contract should be renewed, modified or terminated.

The Trust and Touchstone Advisors have applied for, and the SEC has granted, an exemptive order that permits the Trust or Touchstone Advisors, under certain circumstances, to select or change investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of the Fund will be notified of any changes in the sub-advisor to that Fund.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except for those that are subcontracted to the Fund Sub-Advisor, custodian, transfer agent, accounting services agent and administrator.

Two or more Fund Sub-Advisors may manage the Fund, with each managing a portion of the Fund's assets. If the Fund has more than one Fund Sub-Advisor, Touchstone Advisors allocates how much of the Fund's assets are managed by each Sub-Advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of the evaluations of the Fund Sub-Advisors.

The Fund pays Touchstone Advisors a fee for its services at an annual rate that is computed daily based on the Fund's average daily net assets and paid monthly. Out of this fee, Touchstone Advisors pays the Fund Sub-Advisor a fee for its services.

Touchtone Small Cap will pay Touchstone Advisors a fee at an annual rate of 1.05% of the Fund's average daily net assets.

FUND SUB-ADVISOR

The Fund Sub-Advisor makes the day-to-day decisions regarding buying and selling specific securities for the Fund. The Fund Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies.

Touchstone Advisors pays the Fund Sub-Advisor a fee for the services it provides to the Fund at an annual rate that is computed daily based on the Fund's average daily net assets and paid monthly. Touchstone Advisors will pay BAMCO Inc. a fee at an annual rate of 0.80% of Touchstone Small Cap's average daily net assets.

FUND SUB-ADVISOR TO TOUCHSTONE SMALL CAP

BAMCO, INC. ("BAMCO")
767 Fifth Avenue, New York, New York 10153

BAMCO is a subsidiary of Baron Capital Group, Inc. ("BCG"). At June 30, 2002, BAMCO had assets under management of approximately $4.8 billion.

Ronald Baron, the portfolio manager of the Baron Small Cap Portfolio, is the founder, chief executive officer and chairman of BAMCO and BCG and is the principal owner of BCG. Mr. Baron has been the portfolio manager of Baron Asset Fund and Baron Growth Fund since their inception. He has managed money for others since 1975.

INVESTING WITH TOUCHSTONE

PURCHASING SHARES

You cannot buy shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy.

o   Investor Alert: Touchstone reserves the right to refuse any purchase order.

SELLING SHARES

To meet various obligations under the contracts, the separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

PRICING OF FUND SHARES

The Fund's share price, also called net asset value ("NAV"), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.

The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of its shares outstanding. Shares are purchased at NAV determined after your purchase for sale order is received in proper form by Touchstone.

The Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of NAV.

o            Because portfolio securities that are primarily listed on non-U.S.
             exchanges may trade on weekends or other days when a Fund does not price its shares, the Fund's NAV may change on days when the separate accounts will not be able to buy or sell shares.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund will declare and pay dividends annually.

Distributions of any net realized long-term and short-term capital gains earned by the Fund will be made at least annually.

TAX INFORMATION

Because you do not own shares of the Fund directly, your tax situation is not likely to be affected by the Fund's distributions. The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Fund's shares, may be affected. The Fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

You should consult with your tax advisor to address your own tax situation.


                              OTHER BUSINESS

         The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF THE COMPANY RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


March 3, 2003

                                                                     Exhibit A
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2003, by and between Touchstone Variable Series Trust, a Massachusetts business trust, with its principal place of business at 221 East Fourth Street, Cincinnati, Ohio 45202 (the "Trust"), with respect to its Touchstone Baron Small Cap Fund series (the "Acquiring Fund"), and The Legends Fund, Inc., a Maryland corporation, with its principal place of business at 515 West Market Street, Louisville, Kentucky 40202 (the "Company"), with respect to its Baron Small Cap Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $.00001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of common stock or beneficial interest, as the case may be;

         WHEREAS, the Trustees of the Trust and the Directors of the Company have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and the Selling Fund, respectively, and their respective shareholders;

         WHEREAS, the Directors of the Company have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
         THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
              LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Company shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Brown Brothers Harriman & Co., the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 28, 2003 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Trust, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Company a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Company, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of the Company, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Company's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.
                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at December 31, 2002 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since December 31, 2002, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, from its inception, intends to distribute in each fiscal year of its operation all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and intends to meet the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

                    COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Company will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Ernst & Young LLP and certified by the Company's President, Vice President or Treasurer.

                                   ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.
                                   ARTICLE VII

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Company.



                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Company's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5      [Reserved]

         8.6 The Company and the Trust shall have received a favorable opinion of Sullivan & Worcester LLP substantially to the effect that, for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         8.7 The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent in the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Ernst & Young LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other party of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, the Company, the respective Trustees, Directors or officers, to the other party.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Company; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                           THE LEGENDS FUND, INC. ON BEHALF OF
                                           BARON SMALL CAP PORTFOLIO

                                           By:
                                              ---------------------------------

                                           Name:

                                           Title:



                                           TOUCHSTONE VARIABLE SERIES TRUST ON
                                           BEHALF OF TOUCHSTONE BARON SMALL
                                           CAP FUND

                                           By:
                                              --------------------------------

                                           Name:  Patrick T. Bannigan

                                           Title:    President


                                          Agreed and accepted as to paragraph
                                          9.1 only:

                                           TOUCHSTONE ADVISORS, INC.

                                           By: _________________________

                                           Name:

                                           Title:






                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                           BARON SMALL CAP PORTFOLIO,

                                   a series of

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

                        By and In Exchange For Shares of

                         TOUCHSTONE BARON SMALL CAP FUND

                                   a series of

                        TOUCHSTONE VARIABLE SERIES TRUST
                             221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (800) 638-8194


         This Statement of Additional Information, dated March 3, 2003, relating specifically to the proposed transfer of the assets and liabilities of Baron Small Cap Portfolio ("Legends Small Cap"), a series of The Legends Fund, Inc. (the "Company"), to Touchstone Baron Small Cap Fund ("Touchstone Small Cap"), a series of Touchstone Variable Series Trust (the "Trust"), in exchange for shares of beneficial interest, $.00001 par value per share, of Touchstone Small Cap (to be issued to holders of shares of Legends Small Cap), consists of the information set forth below pertaining to Touchstone Small Cap and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Legends Small Cap dated November 1, 2002; and

         (2) Annual Report of Legends Small Cap for the year ended June 30,
2002.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Legends Small Cap and Touchstone Small Cap dated March 3, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust or the Company at the telephone numbers or addresses set forth above.




                     INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of Touchstone Small Cap in the Prospectus.

                             The Trust and the Fund

          The Trust is composed of twelve funds (collectively, the "Funds") including: Touchstone Small Cap (the "Fund"). The Fund is an open-end, diversified, management investment company. The Trust was formed as a Massachusetts business trust on November 9, 1994.

         Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund was referred to as a "Portfolio."

         Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of the Fund. The specific investments of the Fund are managed on a day-to-day basis by its portfolio adviser (the "Fund Sub-Advisor"). Integrated Fund Services, Inc. ("Integrated" or the "Administrator") serves as administrator, fund accounting and transfer agent to the Fund.

              Description of the Fund and Its Investments and Risks

Investment Goals

         The investment goal(s) of the Fund is described in the Prospectus/Proxy Statement. There can be no assurance that the Fund will achieve its investment goal(s).

Investment Strategies and Risks

         The following provides additional information about the investment policies and types of securities which may be invested in by the Fund.

Fixed-Income and Other Debt Instrument Securities

         Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

         Ratings made available by Standard & Poor's Corp. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

         Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "Additional Risks and Investment Techniques -- When-Issued and Delayed-Delivery Securities" below.

Commercial Paper

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix.

Section 4(2) Paper

         Commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" below. The Fund's percentage limitations on investments in illiquid securities include Section 4(2) paper other than
Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Adviser to take into account the same factors described under "Illiquid Securities" below for other restricted securities and require the Sub-Adviser to perform the same monitoring and reporting functions.

Medium and Lower Rated and Unrated Securities

         Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

         Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

         The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

         While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

         In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         In considering investments for the Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         Touchstone Small Cap may invest up to 20% of its total assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's. The Fund will rely on the Sub-Adviser's judgment, analysis and experience in evaluating debt securities. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the Sub-Adviser monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Sub-Adviser in selecting a security. The Sub-Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Sub-Adviser. The Sub-Adviser could be wrong in its analysis. If the Fund purchased primarily higher rated debt securities, risks would be substantially reduced.

Illiquid Securities

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in the Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Related Investment Policies

         The Fund may not invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless to do so would not be in the best interests of shareholders.

         The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, the Fund's illiquidity could be increased and the Fund could be adversely affected.

         The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Foreign Securities

         Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

         Touchstone Small Cap may invest up to 10% of total assets at the time of purchase in the securities of foreign issuers, including Emerging Market Securities.

Emerging Market Securities

         Emerging Market Securities are securities that are issued by a company that (i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The following Fund may invest in Emerging Market Securities:

         Touchstone Small Cap - up to 10% of total assets.

         Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

Currency Exchange Rates

         The Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Options

         Touchstone Small Cap will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

Options on Securities

         The Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         When the Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When the Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

         The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

Related Investment Policies

         A Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which the Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

         To close out a position when writing covered options, the Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

Options on Securities Indexes

         Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

         Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When the Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

         Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by the Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Related Investment Policies

         The Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

Options on Foreign Currencies

         Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Related Investment Policies

         A Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts

         Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Fund Sub-Advisor's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisor believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectus/Proxy Statement may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Options on Futures Contracts

         The successful use of such instruments draws upon the Fund Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Fund Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         When the Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Fund Sub-Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund Sub-Advisor believes that use of such contracts will benefit the Fund, if the Fund Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Futures Contracts and Related Options

         The Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Fund intends to purchase.

         The Fund will not hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, the Fund will not buy futures or write puts whose underlying value exceeds 25% of its total assets, and the Fund will not buy calls with a value exceeding 5% of its total assets.

         Touchstone Small Cap may enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

         The Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

Certificates of Deposit,  Bankers' Acceptances and Time Deposits

         Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments.

Lending of Fund Securities

         By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

         The Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

         Touchstone Small Cap intends to limit the amount of loans of portfolio securities to no more than 25% of total assets.

Borrowing

         The Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The 1940 Act requires the Fund to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. The Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

         Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. See also "Investment Restrictions."

Derivatives

         The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Fund may use and some of their associated risks is found below.

ADRs, ADSs, EDRs, CDRs and GDRs

         ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs") and Global Depository Receipts ("GDRs"), may also be purchased by the Fund. EDRs, GDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. The Fund may invest in ADRs, ADSs, EDRs, CDRs and GDRs.

U.S. Government Securities

         The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

Mortgage-Related Securities

         The Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

         Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in the Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         Stripped mortgage-related securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

         Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

         Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting the Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply. Touchstone Small Cap may not invest more than 5% of its net assets in mortgage-related securities, including stripped mortgage-related securities.

Zero Coupon Securities

         Zero coupon corporate or U.S. Government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Pay-in-kind securities pay interest through the issuance of additional securities. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

         The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Loans and Other Direct Debt Instruments

         These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables - see "Trade Claims") or to other parties. Direct debt instruments purchased by the Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand at the time when the Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

         Touchstone Small Cap from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Sub-Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Fund may purchase loans from national and state chartered banks as well as foreign ones. The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Fund may also invest in distressed first mortgage obligations and other debt secured by real property. The Fund does not currently anticipate investing more than 5% of its total assets in trade and other claims.

         These instruments will be considered illiquid securities and so will be limited, along with the Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

Trade Claims

         Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

         An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Swap Agreements

         To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

         In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

         All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund's other illiquid securities, to 15% of that Fund's net assets.

Custodial Receipts

         Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed-Delivery Securities

         To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

         Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Touchstone Small Cap will limit its investments in when-issued securities to 5% of its total assets.

Repurchase Agreements

         The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Fund for purposes of the limitations described in "Investment Restrictions" below. Also see "Borrowing" above.

Temporary Investments

         For temporary defensive purposes during periods when the Fund Sub-Advisor of the Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

         The Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

Initial Public Offerings (IPOs)

         An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

         The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product.

Convertible Securities

         Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

         While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Real Estate Investment Trusts

         Touchstone Small Cap may invest in the equity securities of real estate investment trusts ("REITs"), which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

         Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Standard & Poor's Depositary Receipts ("SPDRs")

         SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

Other Investment Companies

         The Fund reserves the right to invest in the securities of other investment companies including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depository Receipts ("SPDRs"), business development companies and small business investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by the Fund.

Short Sales

         Touchstone Small Cap may engage in short sales. When the Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security. To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the security. The Fund may, but will not necessarily, receive interest on such proceeds. The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security.

         The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Fund will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Fund will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Fund's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

         If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

         Touchstone Small Cap may enter into short sales against the box. A short sale is against the box when, at all times during which a short position is open, the Fund owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

Asset Coverage

         To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Warrants and Rights

         Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Touchstone Small Cap may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Rating Services

         The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Fund Sub-Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus/Proxy Statement is set forth in the Appendix.

                             Investment Restrictions

         Fundamental Policies. The "fundamental policies" of the Fund may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

         Nonfundamental Operating Policies. The Fund (or the Trust, on behalf of the Fund) has adopted additional restrictions as a matter of "operating policy." These restrictions are nonfundamental and are changeable by the Board of Trustees without a shareholder vote.

The following Fundamental Policies are applicable to the Fund:

         The Fund may not:

         (1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

         (2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

         (3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

         (4) purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

         (6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

         (7) make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The following nonfundamental operating policies are applicable to Touchstone Small Cap:

(i) The Fund may not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

(ii) The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with permitted borrowings and then not in excess of 10% of the Fund's total assets taken at cost, provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by the Fund that may use options or futures strategies.

(iii) The Fund may not make short sales of securities or maintain a short position, except to the extent described in its Prospectus or Statement of Additional Information.

(iv) The Fund may not borrow money or issue senior securities. Touchstone Small Cap may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Touchstone Small Cap may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. It is the current intention of Touchstone Small Cap not to borrow money in excess of 5% of its assets. The Fund may pledge up to 10% of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Fund.

(v) The Fund may write call options if the calls written by any of the Fund are covered throughout the life of the option. A call is covered if the Fund (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Fund or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Fund maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call.

(vi) The Fund may write listed put options only if they are secured. A put is secured if a Fund (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price.

(vii) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

(viii) The Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

(ix) The Fund will not enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of the Fund's total assets (calculated in accordance with CFTC regulations).

The following nonfundamental operating policy is applicable to Touchstone Small Cap.

     The Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments suggested by the Fund's name as described in the Prospectus, without providing shareholders with at least 60 days' prior notice of such change.

                                 Code of Ethics

         The Trust, the Advisor and the Fund Sub-Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Fund who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for the Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to restrictions on investment practices that may conflict with the interests of the Fund.

                             Management of the Trust

Board of Trustees

         Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust.

The names, ages, addresses, present position(s) with the Trust, principal occupation(s) for the past 5 years and other directorships held outside the fund complex for each Trustee and principal officer of the Trust are set forth in the following table:



Trustees of the Trust

Interested Trustees:

----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
    Name/Address/          Current     Term of Office1     Principal Occupation(s) During       Number of    Other Directorships
         Age             Position(s)    and Length of               Last 5 Years                  Funds      Held by the Trustee
                         With Trust      Time Served                                            Overseen      Outside the Trust
                                                                                               Within the
                                                                                              Fund Complex3
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------

----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------


John F. Barrett2        Trustee        From December     Chairman of the Board, President            31      Director of The
The Western and                        2000 until        and Chief Executive Officer of The                  Andersons Inc.,
Southern Life                          retirement at     Western and Southern Life                           Convergys
Insurance                              age 75 or until   Insurance Company and Western-                      Corporation and
Company                                resignation,      Southern Life Assurance Company;                    Fifth Third Bancorp.
400 Broadway                           removal or a      Director and Vice Chairman of                       He is also a
Cincinnati, OH                         successor is      Columbus Life Insurance Company;                    Trustee of
Age:  53                               duly elected.     Director of Eagle Realty Group,                     Touchstone
                                                         Inc., and Chairman of Fort                          Strategic Trust,
                                                         Washington Investment Advisors,                     Touchstone
                                                         Inc.                                                Investment Trust
                                                                                                             and Touchstone
                                                                                                             Tax-Free Trust.



----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------

----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
Jill T. McGruder2       Trustee        From February     President and a director of IFS           31        Director of
Touchstone Advisors,                   1999 - June       Financial Services, Inc. (a                         LaRosa's (a
Inc.                                   1999. From        holding company), Touchstone                        restaurant chain).
221 East Fourth Street                 December 2000 -   Advisors, Inc. (the Trust's                         She is also a
Cincinnati, OH                         Present           investment advisor) and Touchstone                  Trustee of
Age: 47                                until             Securities, Inc. (the Trust's                       Touchstone
                                       retirement at     distributor).  She is Senior Vice                   Strategic Trust,
                                       age 75 or until   President of The Western and                        Touchstone
                                       resignation,      Southern Life Insurance Company                     Investment Trust
                                       removal or a      and a director of Capital Analysts                  and Touchstone
                                       successor is      Incorporated (a registered                          Tax-Free Trust.
                                       duly elected.     investment advisor and
                                                         broker-dealer), Integrated Fund
                                                         Services, Inc. (the Trust's
                                                         administrator and transfer agent)
                                                         and IFS Fund Distributors, Inc. (a
                                                         registered broker-dealer). She is
                                                         also President and a director of
                                                         IFS Agency Services, Inc. (an
                                                         insurance agency), IFS Insurance
                                                         Agency, Inc. and Fort Washington
                                                         Brokerage Services, Inc. (a
                                                         registered broker-dealer).
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------

----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
Independent Trustees:
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------

----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
J. Leland Brewster  II  Trustee        From December     Retired Senior Partner of Frost           31        Director of
c/o Touchstone                         2000 until        Brown Todd LLC (a law firm).                        Consolidated Health
Advisors, Inc.                         retirement in                                                         Services, Inc.  He
221 East Fourth                        2005 or until                                                         is also a Trustee
  Street                               resignation,                                                          of Touchstone
Cincinnati, OH                         removal or a                                                          Strategic Trust,
Age:  74                               successor is                                                          Touchstone
                                       duly elected.                                                         Investment Trust
                                                                                                             and Touchstone
                                                                                                             Tax-Free Trust.
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
William O. Coleman      Trustee        From December     Retired Vice President of The             31        Director of
c/o Touchstone                         1999 until        Procter & Gamble Company. A                         LCA-Vision (a laser
Advisors, Inc.                         retirement at     Trustee of The Procter & Gamble                     vision correction
221 East Fourth Street                 age 75 or until   Profit Sharing Plan and the                         company).  He is
Cincinnati, OH                         resignation,      Procter & Gamble Employee Stock                     also a Trustee of
Age: 74                                removal or a      Ownership Plan.                                     Touchstone
                                       successor is                                                          Strategic Trust,
                                       duly elected.                                                         Touchstone
                                                                                                             Investment Trust
                                                                                                             and Touchstone
                                                                                                             Tax-Free Trust.
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
        ----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------
Phillip R. Cox          Trustee        From July 1994    President   and   Chief  Executive       31         Director of the
c/o Touchstone                         until             Officer of Cox  Financial  Corp. (a                 Federal Reserve
Advisors, Inc.                         retirement at     financial services company).                        Bank of Cleveland;
221 East Fourth Street                 age 75 or until                                                       Broadwing, Inc. (a
Cincinnati, OH                         resignation,                                                          communications
Age: 55                                removal or a                                                          company); and
                                       successor is                                                          Cinergy Corporation
                                       duly elected.                                                         (a utility company
                                                                                                             He is also a Trustee
                                                                                                             of Touchstone
                                                                                                             Strategic Trust,
                                                                                                             Touchstone Investment
                                                                                                             Trust and Touchstone
                                                                                                             Tax-Free
                                                                                                             Trust.
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
H. Jerome Lerner        Trustee        From December     Principal of HJL Enterprises (a           31        Trustee of
c/o Touchstone                         2000 until        privately held investment                           Touchstone
Advisors, Inc.                         retirement at     company); Chairman of Crane                         Strategic Trust,
221 East Fourth Street                 age 75 or until   Electronics, Inc. (a manufacturer                   Touchstone
Cincinnati, OH                         resignation,      of electronic connectors).                          Investment Trust
Age: 64                                removal or a                                                          and Touchstone
                                       successor is                                                          Tax-Free Trust.
                                       duly elected.
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------

----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
Oscar P. Robertson      Trustee        From December     President of Orchem, Inc. (a              31        Director of
c/o Touchstone                         2000 until        chemical specialties distributor),                  Countrywide Credit
Advisors, Inc.                         retirement at     Orpack Stone Corporation (a                         Industries, Inc. (a
221 East Fourth Street                 age 75 or until   corrugated box manufacturer) and                    mortgage company).
Cincinnati, OH                         resignation,      ORDMS (a solution planning firm).                   He is also a
Age: 64                                removal or a                                                          Trustee of
                                       successor is                                                          Touchstone
                                       duly elected.                                                         Strategic Trust,
                                                                                                             Touchstone
                                                                                                             Investment Trust
                                                                                                             and Touchstone
                                                                                                             Tax-Free Trust.
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------

----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
Robert E.              Trustee         From July 1994    Retired Partner and Director of           31        Trustee of
Stautberg                              until             KPMG LLP (a certified public                        Tri-Health, Inc.,
c/o Touchstone                         retirement at     accounting firm).  He is Vice                       Good Samaritan
Advisors, Inc.                         age 75 or until   President of St. Xavier High                        Hospital and
221 East Fourth Street                 resignation,      School.                                             Bethesda Hospital.
Cincinnati, OH                         removal or a                                                          He is also a
Age: 68                                successor is                                                          Trustee of
                                       duly elected.                                                         Touchstone
                                                                                                             Strategic Trust,
                                                                                                             Touchstone
                                                                                                             Investment Trust
                                                                                                             and Touchstone
                                                                                                             Tax-Free Trust.
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------
John P. Zanotti         Trustee        Until             CEO and Chairman of Avaton, Inc.           31       None
5400 Waring Drive                      retirement at     (a wireless entertainment
Cincinnati, OH                         age 75 or until   company).  CEO and Chairman of
Age: 54                                he resigns or     Astrum Digital Information (an
                                       is removed        information monitoring company)
                                                         from 2000 until 2001; President of
                                       Trustee since     Great American Life Insurance
                                       2002              Company from 1999 until 2000;
                                                         Senior Executive of American
                                                         Financial Group, Inc. (a financial
                                                         services company) from 1996 until
                                                         1999.
----------------------- -------------- ----------------- ------------------------------------ -------------- ---------------------



1 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.

2 Mr. Barrett and Ms. McGruder are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with The Western and Southern Life Insurance Company and IFS Financial Services, Inc., respectively. Touchstone Advisors, Inc. (the "Advisor") serves as the investment advisor to the Trust and, accordingly, as investment advisor to the Fund. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly owned subsidiary of The Western and Southern Life Insurance Company.

3 The Touchstone Family of Funds consists of twelve series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust.




Principal Officers:

---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
    Name/Address/          Current          Term of        Principal Occupation(s) During       Number of    Other Directorships
         Age             Position(s)      Office1 and               Last 5 Years                  Funds      Held by the Trustee
                         With Trust     Length of Time                                          Overseen      Outside the Trust
                                            Served                                             Within the
                                                                                              Fund Complex
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------



Patrick T. Bannigan     President       From November    Senior    Vice     President     of       31                N/A
  Touchstone                            2002 for an      Touchstone   Advisors,   Inc.   and
Advisors, Inc.                          indefinite       Touchstone    Securities,     Inc.;
Executive Officer                       term or until    Senior Vice  President of Evergreen
"interested                             a successor is   Investment   Services  until  March
trustees."                              duly elected     2002.
221 East Fourth                         and qualified.
Street
Since February 1999
Cincinnati, OH
Age: 47
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------





---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
Michael S. Spangler     Vice            From November    Vice    President   of   Touchstone       31                N/A
Touchstone              President        2002 for an      Advisors,   Inc.   and   Touchstone
Advisors, Inc.                          indefinite       Securities,  Inc.;  Vice  President
Executive Officer                       term or until    of  Evergreen  Investment  Services
"interested                             a successor is   until July 2002.
trustees."                              duly elected
221 East Fourth                         and qualified.
Street
Since February 1999
Cincinnati, OH
Age: 36
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
Maryellen Peretzky     Vice             From June 2000   Senior Vice President and                 31                N/A
Touchstone Advisors,   President        for an           Secretary of Fort Washington
Inc.                                    indefinite       Brokerage Services, Inc.,
221 East Fourth                         term or until    Integrated Fund Services, Inc. and
Street                                  a successor is   IFS Fund Distributors, Inc. She is
Cincinnati, OH                          duly elected     Assistant Secretary of Fort
Age: 50                                 and qualified.   Washington Investment Advisors,
                                                         Inc.
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------

---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
Terrie A. Wiedenheft   Controller       From June 2000   Senior Vice President, Chief              31                N/A
Touchstone Advisors,                    for an           Financial Officer and Treasurer of
Inc.                                    indefinite       Integrated Fund Services, Inc.,
221 East Fourth                         term or until    IFS Fund Distributors, Inc. and
Street                                  a successor is   Fort Washington Brokerage
Cincinnati, OH                          duly elected     Services, Inc. She is Chief
Age: 40                                 and qualified.   Financial Officer of IFS Financial
                                                         Services, Inc., Touchstone
                                                         Advisors, Inc. and Touchstone
                                                         Securities, Inc. and Assistant
                                                         Treasurer of Fort Washington
                                                         Investment Advisors, Inc.
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------

---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
Scott A. Englehart     Treasurer        From December    President of Integrated Fund              31                N/A
Touchstone Advisors,                    2000 for an      Services, Inc. From 1998 until
Inc.                                    indefinite       2000, he was a Director, Transfer
221 East Fourth                         term or until    Agency and Mutual Fund
Street                                  a successor is   Distribution for Nationwide
Cincinnati, OH                          duly elected     Advisory Services, Inc. From 1990
Age: 40                                 and qualified.   until 1998, he was Vice President,
                                                         Client Services for BISYS Fund
                                                         Services.
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------

---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------





---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------
Tina D. Hosking        Secretary        From June 2000   Vice President and Managing               31                N/A
Touchtone Advisors,                     for an           Attorney of Integrated Fund
Inc.                                    indefinite       Services, Inc. and IFS Fund
221 East Fourth                         term or until    Distributors, Inc.
Street                                  a successor is
Cincinnati, OH                          duly elected
Age: 34                                 and qualified.
---------------------- ---------------- ---------------- ------------------------------------ -------------- ---------------------



1 Officers are elected to hold such offices until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were four Audit Committee meetings in the fiscal year ended December 31, 2002.

Messrs. Coleman, Cox and Robertson are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. There were four Valuation Committee meetings in the fiscal year ended December 31, 2002.

Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. There were ___ Nominating Committee meetings in the fiscal year ended December 31, 2002.

Trustees' Ownership in Funds

The following table reflects the Trustees' beneficial ownership as of December 31, 2002:

                               Dollar Range             Aggregate Dollar
                               Equity Securities in      Range of Shares in
                               Touchstone Variable      the Touchstone Family
                             Series Trust                of Funds Complex(2)

John F. Barrett                     $_________               $_________
J. Leland Brewster II               $_________               $_________
William O. Coleman                  $_________               $_________
Phillip R. Cox                      $_________               $_________
H. Jerome Lerner                    $_________               $_________
Jill T. McGruder                    $________                 $________
Oscar P. Robertson                  $_________               $_________
Robert E. Stautberg                 $_________               $_________
John P. Zanotti                     $_________               $_________


The following table reflects the Trustees fees paid for the year ended December 31, 2002 (during which period the Trustees received an annual fee of $5,000 plus $1,000 per meeting attended.)





Trustees' Compensation Table

                                Trustees' Compensation       Deferred          Total Trustees'
                                   From the Trust          Compensation        Compensation
                                                             Accrued           from the Trust
                                                           From Trust(1)        and the Fund
                                                                                 Complex(2)


J. Leland Brewster II                     $                      $                    $
William O. Coleman                        $                      $                    $
Phillip R. Cox                            $                     --                    $
H. Jerome Lerner                          $                     --                    $
Oscar P. Robertson                        $                      $                    $
Robert E. Stautberg                       $                      $                    $
John P. Zanotti                           --                    --                   --



(1) Effective January 1, 2001, each Trustee who is not an interested person of the Trust (an "Independent Trustee") is eligible to participate in the Touchstone Trustee Deferred Compensation Plan which allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended December 31, 2002 is as follows: J. Leland Brewster II - $______, William O. Coleman - $______, Oscar P. Robertson - $______ and Robert E. Stautberg -
     $-----.

(2) The Touchstone family of funds consists of twelve series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust. Each Trustee, except Mr. Barrett, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

Under a deferred compensation plan (the "Plan") effective January 1, 2001, Independent Trustees may defer receipt of a portion of their annual fees. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee.

         As of _________, the Trustees and officers of the Trust owned _______shares in the Funds and the Trust (all series taken together).

Control Persons

[insert information]

                     Investment Advisory and Other Services
Advisor

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

         Touchstone Advisors provides service to the Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising the Fund Sub-Advisor, reviewing and evaluating the performance of the Fund Sub-Advisor and determining whether or not the Fund Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable, with respect to the Fund without penalty on not more than 60 days' nor less than 30 days' written notice by (1) the Trust when authorized either by (a) in the case of the Fund, a majority vote of the Fund's shareholders or (b) a vote of a majority of the Board of Trustees or (2) the Advisor. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Prospectus/Proxy Statement contains a description of fees payable to the Advisor for services under the Advisory Agreement.

         For the periods indicated, the Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Fund.



                                                  For the           For the             For the
                               Advisory Fee         Year              Year                Year
                                   Rate            Ended             Ended               Ended
Advisory Fees                                     12/31/02          12/31/01            12/31/00
                              ----------------                    -------------     -----------------
                                                -------------


Touchstone Small Cap (a)           1.05%            N/A               N/A                 N/A
(a) Fund will commence
operations on April 24, 2003



         The Trust, on behalf of the Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from the Fund equal on an annual basis to 0.20% of the average daily net assets of the Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of the Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of the Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed the Fund's expense cap (the "Expense Cap"). The Fund's Expense Cap is as follows: Touchstone Small Cap - 1.65%. With respect to Touchstone Small Cap, the Expense Cap may be terminated with respect to the Fund upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after April 30, 2005. The Advisor waived $________________in fees under the Sponsor Agreement through December 31, 2002. In addition to waiving its fees under the Sponsor Agreement, for the periods indicated, the Advisor reimbursed the Fund the following amounts:

                      For the            For the             For the
                        Year               Year                Year
                       Ended              Ended               Ended
Fees Reimbursed       12/31/02           12/31/01            12/31/00
                    -----------        ---------------     ---------------


Touchstone Small        N/A                N/A                 N/A
 Cap (a)
(a) Fund will commence
   operations on
    April 24, 2003

Fund Sub-Advisor

         The Advisor has, in turn, entered into a portfolio advisory agreement (each, a "Fund Agreement") with the Fund Sub-Advisor selected by the Advisor for the Fund. Under the direction of the Advisor and, ultimately, of the Board of Trustees, the Fund Sub-Advisor is responsible for making all of the day-to-day investment decisions for the Fund (or portion of the Fund).

         The Fund Sub-Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Fund Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

         The Prospectus/Proxy Statement contains a description of fees payable to the Fund Sub-Advisor for the services it provides under each Fund Agreement.

Administrator, Fund Accounting Agent, Custodian and Transfer Agent

         Prior to March 17, 2002, Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, served as administrator, fund accounting agent, custodian and transfer agent for the Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.

         As administrator and fund accounting agent, Investors Bank provided, on behalf of the Trust and its Funds, accounting, clerical and bookkeeping services; the daily calculation of net asset values and unit values; corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the Securities and Exchange Commission. Investors Bank also provided personnel to serve as certain officers of the Trust.

         As transfer agent, Investors Bank was responsible for the issuance and redemption of shares and the establishment and maintenance of shareholder accounts for the Trust and its Funds.

         For its services as administrator and fund accounting agent, the Trust paid fees to Investors Bank, which were computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

         As of March 17, 2002, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as administrator, accounting agent and transfer agent to the Trust. Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated is an affiliate of the Advisor, certain Fund Sub-Advisors and Touchstone by reason of common ownership.

         For its services as administrator and accounting agent, the Trust pays fees to Integrated that are computed daily and paid monthly. Such fees are based on the average daily net assets of all the Funds for which Integrated acts as administration and accounting agent.

         The Fund incurred and paid the following custody, administration and fund accounting fees for the periods indicated. For periods prior to March 17, 2002, the fees were paid to Investors Bank, and all fees incurred on or after March 17, 2002 were paid to Integrated.




                                     For the Period from
                                      03/17/02 through           For the               For the           For the
                                          12/31/02            Period Ended            Year Ended        Year Ended
                                          --------
Administration Fees                                             03/16/02*             12/31/01*         12/31/00*
                                                                ---------             ---------         ---------




                                             N/A                   N/A                   N/A               N/A

Touchstone Small Cap**
*    Amounts include custody fees
**  Fund will commence operations April 24, 2003



Custodian

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, provides custodial serves for the Trust.

Counsel and Independent Auditors

         Frost Brown Todd, LLC, 2200 PNC Center, 201 East Fifth Street, Cincinnati, OH 45202-4182, serves as counsel to the Trust. [Insert] serves as independent auditors of the Trust and the Fund, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

         The Fund Sub-Advisor is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Fund Sub-Advisor or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Fund Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Fund Sub-Advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for the Fund, the Fund Sub-Advisor takes into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Fund Sub-Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Fund Sub-Advisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Fund Sub-Advisor may use this research information in managing the Fund's assets, as well as the assets of other clients.

         Consistent with the policy stated above, the Rules of Conduct of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Fund Sub-Advisor may consider sales of shares of the Trust or the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Fund Sub-Advisor, it is the opinion of the management of the Fund that such information is only supplementary to the Fund Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Fund Sub-Advisor's staff. Such information may be useful to the Fund Sub-Advisor in providing services to clients other than the Fund, and not all such information is used by the Fund Sub-Advisor in connection with the Fund. Conversely, such information provided to the Fund Sub-Advisor by brokers and dealers through whom other clients of the Fund Sub-Advisor effect securities transactions may be useful to the Fund Sub-Advisor in providing services to the Funds.

         In certain instances there may be securities which are suitable for the Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for the Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

Commissions

         The Fund paid the following brokerage commissions for the periods indicated:

                           For the          For the           For the
                            Year             Year              Year
                            Ended            Ended             Ended
Commissions               12/31/02         12/31/01          12/31/00
                                         --------------    --------------
                        --------------

Touchstone Small Cap *      N/A              N/A               N/A

* Fund will commence operations on April 24, 2003

                       Capital Stock and Other Securities

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                   Purchase, Redemption and Pricing of Shares

Offering Price

         Shares of the Fund are offered at NAV (as defined in the Prospectus/Proxy Statement).

Valuation of Securities

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

Redemption in Kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                              Taxation of the Fund

         The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a regulated investment company, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

         As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Foreign Taxes

         Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.

         If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the investing entities' shareholders and such investing entities' shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such investor will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

         The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Foreign Income Taxes: Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. Plus, the Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if the Fund meets certain requirements. These requirements of the Fund include:

       o        qualification as a regulated investment company;
       o        satisfaction of certain distribution requirements; and
       o more than 50% of the value of the Fund's assets at the close of the taxable year must consist of stocks or securities of foreign corporations.

         If the Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, the Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

         Special tax consideration: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Distributions

         Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Foreign Withholding Taxes

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable in 2002 and 2003 to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Other Taxation

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Taxation of Variable Contracts

         For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

         Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

         Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. The Fund intends to comply with these requirements.

                             Performance Information

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

Yield:

                  Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

                  Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total return:

         The Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance.



Average Annual                                                      Since         Inception
Total Return                       One Year       Five Years      Inception          Date
                                 ------------   -------------   -------------   -------------


Touchstone Small Cap                  N/A             N/A              N/A         04/24/03



         Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

         In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Fund may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kip linger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                                    Appendix

Bond and Commercial Paper Ratings

         Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Bond Ratings

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P's Bond Ratings

         AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

         A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1. The rating C1 is reserved for income bonds on which no interest is being paid.

         D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                             THE LEGENDS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2002


                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  - FUND HISTORY                                                 1
SECTION 2.  - ADDITIONAL FUND INVESTMENT POLICIES                          1
SECTION 3.  - INVESTMENT RESTRICTIONS AND POLICIES                         15
SECTION 4.  - MANAGEMENT OF THE FUND                                       26
SECTION 5.  - PRINCIPAL HOLDERS OF SECURITIES                              30
SECTION 6.  - INVESTMENT ADVISORY AND OTHER SERVICES                       31
SECTION 7.  - PORTFOLIO TRANSACTIONS AND BROKERAGE                         35
SECTION 8.  - PURCHASE, REDEMPTION, AND PRICING OF SHARES                  37
SECTION 9.  - TAXATION OF THE FUND                                         38
SECTION 10. - CALCULATION OF PERFORMANCE DATA                              40
SECTION 11. - FINANCIAL STATEMENTS OF THE FUND                             42
APPENDIX A  - OPTIONS AND FUTURES                                          43
APPENDIX B  - DESCRIPTION OF CORPORATE BOND RATINGS                        44


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus for The Legends Fund, Inc. dated November 1, 2002. A copy of the Prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.





SECTION 1. - FUND HISTORY

The Legends Fund, Inc. (the FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." The name was changed to "The Legends Fund, Inc." in November 1992. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company currently made up of four different portfolios (together PORTFOLIOS, and individually, a PORTFOLIO). The Board of Directors of the Fund may establish additional Portfolios at any time.

Integrity Capital Advisors, Inc. served as the investment manager to all of the Portfolios of the Fund until March 2, 2000. Effective March 3, 2000, Touchstone Advisors, Inc. (the MANAGER) serves as investment manager to all of the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. These advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. The Manager and its parent company, The Western and Southern Life Insurance Company (WESTERN & SOUTHERN), are part of The Western-Southern Enterprise (R), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide.

The Fund has four Portfolios:

         (1)      Harris Bretall Sullivan & Smith Equity Growth Portfolio
         (2)      Third Avenue Value Portfolio
         (3)      Gabelli Large Cap Value Portfolio
         (4)      Baron Small Cap Portfolio


SECTION 2. - ADDITIONAL FUND INVESTMENT POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the respective Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. Third Avenue Value Portfolio and Baron Small Cap Portfolio each may invest in securities of foreign issuers (up to 25% in the case of Third Avenue Value Portfolio and up to 10% in the case of Baron Small Cap Portfolio). Gabelli Large Cap Value Portfolio does not expect to invest in foreign securities and may reduce its holdings of such securities. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission
(SEC), and their issuers are not subject to its reporting requirements. Therefore, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those that apply to U.S. companies.

Foreign securities are also subject to generally higher commission rates of foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. It may also be more difficult to obtain a judgment in a court outside the United States.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries may, however, reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

Each of the Gabelli Large Cap Value Portfolio, Third Avenue Portfolio and Baron Small Cap Portfolio may invest in American Depository Receipts (ADRS). Baron Small Cap Portfolio may also invest in European Depository Receipts (EDRS) and Global Depository Receipts (GDRS) or other securities convertible into securities of foreign issuers. Generally, ADRs, in registered form, are in U.S. dollar denominations and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. For example, an ADR evidencing ownership of common stock will be treated as common stock.

EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.

ILLIQUID SECURITIES. Each Portfolio may invest up to 15% (10% in the case of Harris Bretall Sullivan & Smith Equity Growth Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that can't be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities include, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that a Sub-Adviser has determined are liquid under guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula described in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a

Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that wouldn't be freely marketable in the United States, aren't considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities that are sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not the sole determining factor of the liquidity of these investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for the resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could adversely affect the marketability of those portfolio securities and a Portfolio might be unable to dispose of the securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to

(1)  the frequency of trades for the security;

(2)  the number of dealers that make quotes for the security;

(3) the number of dealers that have undertaken to make a market in the security;

(4)  the number of other potential purchasers; and

(5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. The Portfolios may invest in Commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule

144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

U.S. GOVERNMENT SECURITIES. Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES. The Portfolios may invest in those mortgage-backed securities that are also considered to be U.S. Government securities. Baron Small Cap Portfolio has a policy limiting, to 5% of its assets, investments in mortgage-backed securities. Mortgage-backed securities include:

GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, the Portfolios may invest in U.S. Government securities, including mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable-rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, because payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCS). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Collateralized Mortgage Obligation (CMO) is a security issued by a private corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.


Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent SEC staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.


REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank or securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount reflecting an agreed-upon market rate of return, which is not tied to the coupon rate of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

As a form of borrowing, Baron Small Cap Portfolio may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Portfolio sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent the Portfolio engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities, provided:

(1) the loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned;

(2) the Portfolio may at any time call the loans and obtain the return of the securities loaned;

(3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and

(4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Gabelli Large Cap Value Portfolio and 25% in the case of Baron Small Cap Portfolio) of the total assets of the Portfolio.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan, the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

BORROWING. Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment, or to meet redemption requests. This is the practice known as leveraging. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.

SHORT SALES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security. Gabelli Large Cap Value Portfolio will not make short sales or maintain a short position if it would cause more than 25% of its total assets to be held as collateral.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. Other than Gabelli Large Cap Value Portfolio, a Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.

INVESTMENT IN EQUITY SECURITIES. In selecting common stocks, the Sub-Adviser of Third Avenue Value Portfolio generally seeks issuing companies that exhibit the following characteristics:

- A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service(1) consumes a small part of such companies' cash flow.

- Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

- Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Sub-Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

- Availability of the security at a market price which the Sub-Adviser believes is at a substantial discount to the Sub-Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

Investing in common stock has certain risks, including the risk that the financial condition of the issuers of the Third Avenue Portfolio's securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Portfolio's shares). Common stocks are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Portfolio thus may be expected to fluctuate.

--------
(1) "Debt service" means the current annual required payment of interest and principal to creditors.

In selecting preferred stocks, the Sub-Adviser will use its selection criteria for either common stocks or debt securities, depending on the Sub-Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Although the Sub-Adviser does not pay attention to market factors in making investment decisions, the Portfolio is, of course, subject to the vagaries of the markets. In particular, small-cap stocks have less market liquidity and tend to have more price volatility than larger capitalization stocks.

INVESTMENT IN DEBT SECURITIES. Third Avenue Value Portfolio intends its investment in debt securities to be, for the most part, in securities which the Sub-Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for Third Avenue Value Portfolio, the Sub-Adviser requires the following characteristics:

-    Strong covenant protection, and

- Yield to maturity at least 500 basis points above that of a comparable credit.

In acquiring debt securities for the Portfolio, the Sub-Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Sub-Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Sub-Adviser will also use its best judgment as to the most favorable range of maturities. In general, Third Avenue Value Portfolio will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

ASSET-BACKED SECURITIES. Third Avenue Value Portfolio may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described below. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS. Third Avenue Value Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio cannot or will not invest.
                                        9



Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

The Third Avenue Value Portfolio does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH YIELD DEBT SECURITIES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may each invest its assets in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc. (MOODY'S) and below BBB by Standard & Poor's Ratings Group (STANDARD & POOR'S or S&P) and unrated debt securities, commonly referred to as "junk bonds". Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.

Third Avenue Value Portfolio may invest up to 35% of its total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix B for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Portfolio depends on the Sub-Adviser's credit analysis to identify investment opportunities. For the Portfolio, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yield debt instruments, the Sub-Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

Third Avenue Value Portfolio may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, the Portfolio may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Sub-Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

Gabelli Large Cap Value Portfolio may invest up to 25% of its assets in low rated and unrated corporation debt securities, although the Portfolio does not expect to invest more than 10% of its assets in such securities. The Sub-Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Sub-Adviser will be successful. In its evaluation, the Sub-Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Gabelli Large Cap Value Portfolio's Sub-Adviser uses these ratings as a criterion for the selection of securities for the Portfolio, the Sub-Adviser also relies on its independent analysis to evaluate potential investments for the Portfolio. The Portfolio does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.


Baron Small Cap Portfolio may invest up to 35% of its total assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's. The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating debt securities. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the Sub-Adviser monitors the issuers of corporate debt securities held in the Portfolio's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Sub-Adviser in selecting a security. The Sub-Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Portfolio of its investment objective when investing in such securities is dependent on the credit analysis of the Sub-Adviser. The Sub-Adviser could be wrong in its analysis. If the Portfolio purchased primarily higher rated debt securities, risks would be substantially reduced.


To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Baron Small Cap Portfolio may invest, there may be thin or no trading in such securities and the ability of the Sub-Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Portfolio to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Portfolio's portfolio, the responsibility of the Sub-Adviser to value the

Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to a reduced availability of reliable objective data.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Third Avenue Value Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS. Third Avenue Value Portfolio may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Portfolio, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN CURRENCY TRANSACTIONS. Third Avenue Value Portfolio may, from time to time, engage in foreign currency transactions in order to hedge the value of its portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.

The notional amount of a currency hedged by the Portfolio will be closely related to the aggregate market value (at the time of making such hedge) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If the Portfolio enters into a hedging transaction in which the Portfolio is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to the Portfolio's total commitments.

The cost to the Portfolio of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of the Portfolio to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to the Portfolio. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the CODE) may cause the Portfolio to restrict the degree to which it engages in currency hedging transactions.

INVESTMENT IN RELATIVELY NEW ISSUES. Third Avenue Value Portfolio intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS. When, in the judgment of the Sub-Adviser, a temporary defensive posture is appropriate, the Third Avenue Value Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio's investment objective.

CONVERTIBLE SECURITIES. Third Avenue Value Portfolio and Gabelli Large Cap Value Portfolio each may invest in convertible securities when it appears to its Sub-Advisor that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Sub-Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Gabelli Large Cap Value Portfolio will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Sub-Adviser to be of comparable quality. However, the Gabelli Large Cap Value Portfolio may also invest up to 25% of its assets in more speculative convertible debt securities.

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Gabelli Large Cap Value Portfolio, its Sub-Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Gabelli Large Cap Value Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Sub-Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Sub-Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although each Sub-Adviser will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

CORPORATE REORGANIZATIONS. In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments by the Gabelli Large Cap Value Portfolio may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

In making such investments, the Gabelli Large Cap Value Portfolio will not violate any of its diversification requirements or investment restrictions including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Portfolio's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved (up to 5% of its assets in the case of Baron Small Cap Portfolio). In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Portfolios will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolios may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Portfolio prior to the settlement date. The Gabelli Large Cap Value Portfolio will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

REITS. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in the equity securities of real estate investment trusts (REITS). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values and by defaults by borrowers or tenants.

OTHER DEBT SECURITIES. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Portfolio does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

Baron Small Cap Portfolio from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Portfolio purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Portfolio may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. (Third Avenue Portfolio may also invest in trade claims.) Some debt securities purchased by the Portfolio may have very long maturities. The length of time remaining until maturity is one factor the Sub-Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Portfolio may purchase loans from national and state chartered banks as well as foreign ones. The Portfolio may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Portfolio may also invest in distressed first mortgage obligations and other debt secured by real property. The Portfolio does not currently anticipate investing more than 5% of its assets in trade and other claims.

When the Sub-Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When the Portfolio's investments in cash or similar investments increase, its investment objectives may not be achieved.

SECTION 3. - INVESTMENT RESTRICTIONS AND POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the 1940 Act, as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

- make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

- purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

- purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

- mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

- make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

- purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

- purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

-    invest in oil, gas or mineral-related programs or leases;

- make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

- purchase any securities issued by any other investment company except (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

- borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restrictions may be changed by the vote of the Fund's Board of Directors without shareholder approval:

- No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Code, and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

- Each of the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may not change its policy of investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments suggested by the Portfolio's name as described in the Prospectus, without providing shareholders with at least 60 days' prior notice of such change.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may use a variety of financial instruments (HEDGING instruments), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular hedging instruments are described in Appendix A to this SAI.

Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES. A short hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, by contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of hedging instruments is subject to certain regulations of the SEC, the options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers using these techniques expect to discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of hedging instruments involves special considerations and risks, as described below. Risks pertaining to particular hedging instruments are described in the sections that follow.

- Successful use of most hedging instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers using these techniques are experienced in the use of hedging instruments, we can't guarantee that any particular hedging strategy adopted will succeed.

- There might be imperfect correlation, or even no correlation, between price movements of a hedging instrument and price movements of the investments being hedged. For example, if the value of a hedging instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. A lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

- Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either case, the Portfolio would have been in a better position had it not hedged at all.

- As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (I.E., hedging instruments other than purchased options). If a Portfolio were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a hedging instrument before it expires or matures depends on there being a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, we can't guarantee that any hedging position can be closed out at a time and price that is favorable to the Portfolio.


COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either:

- an offsetting covered position in securities, currencies or other options or futures contracts; or

- cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding hedging instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PUT, CALL AND INDEX OPTIONS. Gabelli Large Cap Value, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price. If a Portfolio writes a call option that is not covered as described in (i) or (ii) above, it has not limited its risk from a potential rise in the price of the underlying security.

Gabelli Large Cap Value and Baron Small Cap Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Baron Small Cap Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

OPTIONS. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Additional Fund Investment Policies - Illiquid Securities."

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put, which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. See "Special Risks of Hedging Strategies" above.

Baron Small Cap Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.

Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, we can't guarantee that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

- Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and

- Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

FUTURES CONTRACTS AND RELATED OPTIONS. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell stock index futures contracts and Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the

Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

FUTURES. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option on a futures contract, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option on a futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option on a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

In addition, the Fund has represented to the CFTC that it:

- will use future contracts, options on futures contracts and foreign currency options traded on a commodities exchange solely in bona fide hedging transactions or, alternatively

- will not enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES - SPECIAL CONSIDERATIONS. The Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and the Baron Small Cap Portfolio may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. These currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or when those hedging instruments are more expensive than certain other hedging instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the hedging instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

SECTION 4. - MANAGEMENT OF THE FUND

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which they may be legally entitled to vote, and on any other business that may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.

The Board of Directors is responsible for overseeing the management of the Fund's business and affairs and plays a vital role in protecting the interests of the shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund operations. The following table sets forth information pertaining to the Directors and officers of the Fund. A Director who is deemed to be an "interested person" of the Fund (as defined in the 1940 Act) is referred to as an "Interested Director." Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors."



 NAME, AGE &      POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING   NUMBER OF      OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                     PORTFOLIOS     DIRECTORSHIPS
                  FUND          LENGTH OF                                         OVERSEEN       HELD BY THE
                                TIME SERVED**                                     WITHIN THE     DIRECTOR***
                                                                                  FUND


 INTERESTED
 DIRECTOR:

 John R.          Chairman of    Since 1993      President of Integrity Life        4             None
 Lindholm (53)*   the Board                      Insurance Company since 1993;
 515 W. Market    of Directors                   President of National Integrity
 Street                                          Life Insurance Company since
 Louisville, KY                                  September 1997; President -
 40202                                           Retail Business Division of
                                                 ARM Financial Group (ARM) from
                                                 November 1996 to March
                                                 2000.
                                 26


NAME, AGE &       POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING  NUMBER OF     OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                    PORTFOLIOS    DIRECTORSHIPS
                  FUND          LENGTH OF                                        OVERSEEN      HELD BY THE
                                TIME SERVED                                      WITHIN THE    DIRECTOR
                                **                                               FUND


INDEPENDENT
 DIRECTORS:

Chris LaVictoire  Director      Since 1997      CEO/Principal, Aveus, LLC, a       4           None
Mahai (47)                                       marketing and interactive
515 W. Market                                    strategy and development firm,
Street                                           since July 1999; President,
Louisville,                                      clavm, inc., a management
KY 40202                                         consulting group, since June
                                                 1998; Fellow, Poynter Institute
                                                 for Media Studies, since June
                                                 1998; Board Member (Cowles
                                                 Media) Star Tribune Foundation
                                                 from September 1992 to June
                                                 1998; Senior Vice President,
                                                 Cowles Media Company/Star
                                                 Tribune from August 1993 to
                                                 June 1998.

William B.        Director     Since 1995        President, William Faulkner       4          None
Faulkner (75)                                    Associates, LLC (international
825 Goodrich Ave.                                trade business) since 1988;
St. Paul, MN                                     Manager, Carroll Family, LLC
55105                                            (commercial land development
                                                 business) since 1998.

Irvin W.          Director     Since 2000        Self-employed financial           4         Separate Accounts
Quesenberry, Jr.                                 consultant; Board member of                 Ten of Integrity
(64)                                             Louisville Water Company from               Life Insurance
515 W. Market                                    1986 to 2000.                               Company
Street
Louisville, KY
40202




                                       27

NAME, AGE &      POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING   NUMBER OF    OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                    PORTFOLIOS   DIRECTORSHIPS
                  FUND          LENGTH OF                                        OVERSEEN     HELD BY THE
                                TIME SERVED**                                    WITHIN THE   DIRECTOR***
                                                                                 FUND

John Katz(64)    Director     Since 1993        Managing partner, Associated      4           None
10 Hemlock Road                                 Mezzanine Investors, LLC since
Hartsdale, NY                                   March 2000; Investment banker
10530                                           since January 1991.


OFFICERS:

Edward J.        President    Since 1993        Senior Vice President of          4           N/A
Haines (55)                                     Marketing for Integrity Life
515 W. Market                                   Insurance Company since March
Street                                          2000; Senior Vice President of
Louisville, KY                                  Marketing for ARM from December
40202                                           1993 to March 2000.

Kevin L.         Secretary     Since 1994       Senior Vice President and        4           N/A
Howard (38)                                     Counsel of Integrity Life
515 W. Market                                   Insurance Company since March
Street                                          2000; Senior Vice President and
Louisville, KY                                  Counsel of ARM from October 1998
40202                                           to March 2000; Assistant General
                                                Counsel of ARM from January 1994
                                                until October 1998.

Don W.          Controller     Since 1993       Chief Financial Officer of       4           N/A
Cummings (39)                                   Integrity Life Insurance Company
515 W. Market                                   since March 2000; Chief
Street                                          Financial Officer-Retail
Louisville, KY                                  Business Division of ARM from
40202                                           November 1996 to March 2000.





* Mr. Lindholm is an "interested person," as defined in the 1940 Act, by virtue of his position with ARM.


** There is no set term for Directors and officers. The table shows the number of years for which they have served as Director and/or officer of the Fund. *** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex, if any, as of June 30, 2002.

                                       28



SHARE OWNERSHIP



                AGGREGATE DOLLAR RANGE OF                                                 AGGREGATE DOLLAR
          AGGREGATE DOLLAR EQUITY SECURITIES IN THE                                        RANGE OF EQUITY
   ---------------------------------------------------------                              SECURITIES IN ALL
                HARRIS BRETALL                   GABELLI                                REGISTERED INVESTMENT
                SULLIVAN &      THIRD            LARGE              BARON              COMPANIES OVERSEEN
                SMITH EQUITY    AVENUE           CAP                SMALL                 BY DIRECTOR IN
                GROWTH           VALUE            VALUE              CAP                   FUND COMPLEX
                PORTFOLIO       PORTFOLIO       PORTFOLIO          PORTFOLIO


 NAME

INTERESTED
DIRECTOR:
John R.
Lindholm         $0             $10,001-        $0              $10,001-                       $10,001-
                                $50,000                         $50,000                        $50,000


INDEPENDENT
 DIRECTORS:

 William B.
  Faulkner      $0              $0              $0              $0                              $0
John Katz       $0              $0              $0              $0                              $0
Irvin W.
 Quesenberry,
 Jr.            $0              $0              $0              $0                              $0
Chris L. Mahai  $0              $0              $0              $0                              $0





The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director and his/her immediate family members, in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940
Act) the Manager or Distributor as of June 30, 2002.



                        NAME OF OWNERS
                      AND RELATIONSHIPS                          TITLE OF          VALUE OF     PERCENT OF
NAME OF DIRECTOR         TO DIRECTOR            COMPANY          CLASS             SECURITIES      CLASS

 -----                  ----------              -----             ------            --------    ---------

William B. Faulkner     None                    N/A              N/A                $ 0          0 %
John Katz               None                    N/A              N/A                $ 0          0 %
Irwin W. Quesenberry,   None                    N/A              N/A                $ 0          0 %
  Jr.
Chris L. Mahai          None                    N/A              N/A                $ 0          0 %






STANDING BOARD COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Fund - Audit and Nomination.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met two times during the fiscal year ended June 30, 2002.

                                       29



The Nominating Committee consists of all of the Independent Directors. This Committee will interview and recommend to the Board persons to be nominated for election as Directors by the Fund's shareholders and select and propose nominees for election by the Board between annual meetings. This Committee will not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the fiscal year ended June 30, 2002.

COMPENSATION

The Fund pays the Independent Directors fees for serving as Directors. During the fiscal year ended June 30, 2002, the Fund paid the Independent Directors a combined total of $52,500 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. Interested Directors receive no compensation from the Fund.

The following table sets forth for the fiscal year ended June 30, 2002, compensation paid by the Fund to the Independent Directors.



                        AGGREGATE            PENSION OR RETIREMENT
                        COMPENSATION         BENEFITS ACCRUED AS PART OF            TOTAL COMPENSATION
NAME OF DIRECTOR        FROM FUND               FUND EXPENSES                     FROM FUND PAID TO DIRECTORS
 ----------------       ---------               -------------                    ----------------------


William B. Faulkner     $13,500               None                                $13,500
 John Katz              $13,500               None                                $13,500
 Irvin W. Quesenberry,  $13,500               None                                $13,500
    Jr.
Chris L. Mahai          $12,000               None                                $12,000






CODE OF ETHICS. The Fund, the Manager, each Sub-Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the CODE). Persons subject to the Code may not purchase securities in which the Fund or the Portfolios may invest unless their purchases have been precleared in accordance with the Code and do not occur within certain black-out periods imposed under the Code.


SECTION 5. - PRINCIPAL HOLDERS OF SECURITIES

All of the outstanding shares of common stock of each Portfolio are owned by Integrity Life Insurance Company's Separate Account II and National Integrity Life Insurance Company's Separate Account II.

The address of the Administrative Office of Integrity Life Insurance Company is 515 West Market Street, Louisville, Kentucky 40202. The address of the Administrative Office of National Integrity Life Insurance Company is 15 Matthews Street, Suite 200, Goshen, NY 10924.


As of October 15, 2002, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.


                                       30


SECTION 6. - INVESTMENT ADVISORY AND OTHER SERVICES

Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202 (MANAGER), serves as investment manager to all the Portfolios of the Fund. Western & Southern, the parent of the Manager, is, together with the Manager, part of The Western-Southern Enterprise (R) (the ENTERPRISE), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of customers nationwide. (The Manager is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) As of June 30, 2002, the Enterprise owned and managed assets of approximately $28.1 billion and the Manager managed assets of approximately $1.9 billion (on a consolidated basis).

The Manager acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable.

Until April 4, 2000, Integrity Capital Advisors, Inc. served as investment manager to the Fund, when the management responsibilities were assumed by the Manager on the same terms and conditions. For the fiscal years ended June 30, 2000, 2001 and 2002 each Portfolio paid the Manager management fees in the amounts set forth below:



                                                MANAGEMENT FEE FOR FISCAL YEAR ENDED
                                                ------------------------------------
  PORTFOLIO                             JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
  --------                              -------------  -------------     -------------


HARRIS BRETALL SULLIVAN & Smith
  Equity Growth Portfolio               $ 291,766       $ 171,282       $ 348,422
Third Avenue Value Portfolio            $ 207,748       $ 159,863       $ 281,854
Gabelli Large Cap Value Portfolio       $ 177,505       $ 119,597       $ 127,703
Baron Small Cap Portfolio               $ 84,455        $ 58,345        $ 94,655




Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or Touchstone Securities Corporation, the Fund's distributor. General expenses of the Fund that are not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the Prospectus, expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):


                                       31


- filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of those registrations and qualifications;

-    taxes and governmental fees;

- expenses of setting in type and providing a camera-ready copy of prospectuses, statements of additional information and supplements, and reports and proxy materials for existing shareholders; and

- any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or a Portfolio.

The Manager has voluntarily limited the expenses of each Portfolio, other than for brokerage commissions and the management fee, to 0.50% of average net assets on an annualized basis. As of November 1, 2002, the Manager has agreed to voluntarily limit the expenses of each Portfolio, other than for brokerage commissions and the management fee, to 0.60% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 2000, 2001 and 2002, the Portfolios received reimbursements in the amounts set forth below:




                                          AMOUNT REIMBURSED FOR FISCAL YEAR ENDED

                                          ---------------------------------------
PORTFOLIO                               JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
---------                               -------------   -------------   -------------


Harris Bretall Sullivan & Smith
  Equity Growth                             --             --           $ 5,908
Portfolio Third Avenue
   Value Portfolio                          --         $14,262            --
Gabelli Large Cap Value Portfolio           --         $34,643          $32,575
Baron Small Cap Portfolio               $56,672        $86,353          $69,514




Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Manager, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.

The Management Agreement may be renewed from year to year after its initial two-year term so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund - the Manager, Sub-Advisers and Distributor." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of each respective Portfolio.


                                       32


In connection with the Sub-Advisory Agreement, the Sub-Adviser is obligated to keep certain books and records of the Fund and the Manager supervises each Sub-Adviser's performance. Each Sub-Adviser is paid by the Manager, not the Fund, in accordance with the schedule set forth in the Prospectus.

For the fiscal years ended June 30, 2000, 2001 and 2002, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:



PORTFOLIO                       JUNE 30, 2000      JUNE 30, 2001        JUNE 30, 2002
--------                        -------------      -------------        -------------


Harris Bretall Sullivan &
 Smith Equity Growth
   Portfolio                    $ 214,414          $179,548             $ 105,404
Third Avenue Value Portfolio*   $ 127,885          $ 98,377             $ 173,449
Gabelli Large Cap Value
  Portfolio*                    $ 128,198          $ 86,376             $ 92,230
Baron Small Cap
  Portfolio*                    $ 64,347           $ 44,453             $ 72,118




*Until October 31, 2000, the Portfolio's previous sub-adviser furnished investment advisory services.

Each Sub-Advisory Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.


The continuation of the Management Agreement and each Sub-Advisory Agreement was last approved by the Board, including all of the Independent Directors, on February 15, 2002, at an in-person meeting called for that purpose. Subsequently, the Sub-Adviser to the Third Avenue Value Portfolio advised the Fund that due to a proposed change of control of the Sub-Adviser, the Sub-Advisory Agreement would terminate. A new Sub-Advisory Agreement relating to the Third Avenue Value Portfolio was then approved by the Board, including all of the Independent Directors, on June 27, 2002, at a special, in-person meeting called for that purpose subject to the approval of shareholders at a special meeting to be held on September 26, 2002. Shareholders of the Portfolio approved the new Sub-Advisory Agreement at that special meeting. In approving the Management and Sub-Advisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board reviewed information derived from a number of sources that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services to be provided by the Manager and Sub-Advisers, the Board considered the performance of each Portfolio and of a peer group of investment companies pursuing broadly similar strategies. The Board also evaluated the division of responsibilities between the Manager and the Sub-Advisers, the performance of the Sub-Advisers. The Board reviewed the Sub-Advisers' use of brokers or dealers that provide research and other services to them.

With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information about the rates of compensation paid to investment advisers for funds generally comparable in character and investment


                                       33


strategy to the Portfolios. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Sub-Advisers, the performance of the Sub-Advisers and the Manager's profitability in providing services to the Portfolios.

In connection with its approval of the continuation of the Sub-Advisory Agreements, the Board considered that as part of the Manager's oversight responsibilities pursuant to the Management Agreement, the Manager (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement sub-adviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Board, a new sub-adviser that has distinguished itself by superior performance and (iv) oversees the continued performance of each Sub-Adviser.

In approving the new Sub-Advisory Agreement relating to the Third Avenue Value Portfolio, the Board took into account the material terms of the transaction involving the change of control and the fact that except for the ownership of the new Sub-Adviser and the effective date of the new Sub-Advisory Agreement, the material terms of the new Sub-Advisory Agreement, including the compensation payable thereunder, were the same as those of the prior Sub-Advisory Agreement. The Board also considered comparative fee and performance information, the potential benefits to the Portfolio from the continued employment of key personnel of the Sub-Adviser and the recommendation of the Manager.


COUNSEL. The law firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

CUSTODIAN. State Street KC, 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT. State Street KC also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

DISTRIBUTOR. Touchstone Securities Corporation, 311 Pike Street, Cincinnati, Ohio 45202 serves as distributor for shares of the Fund. Touchstone Securities Corporation receives no compensation for serving as distributor.


                                       34



SECTION 7. - PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for that particular Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with the brokers or dealers who, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Certain of the Sub-Advisers are affiliated with registered broker-dealers. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with affiliated broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No Portfolio may enter into a transaction with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid the following brokerage commissions with respect to each of the Portfolios:




                                                BROKERAGE COMMISSIONS PAID DURING THE FISCAL YEAR ENDED
                                                 -------------------------------------------------------
PORTFOLIO                                       JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
---------                                       -------------  -------------   -------------

Harris Bretall Sullivan & Smith
  Equity Growth Portfolio                       $ 32,104        $ 30,311        $ 17,986
Third Avenue Value Portfolio*                   $ 47,204        $ 124,925       $ 47,906
Gabelli Large Cap Value Portfolio*              $ 32,851        $ 57,285        $ 34,698
Baron Small Cap Portfolio*                      $ 24,142        $ 44,006        $ 19,291




*Until October 31, 2000, the Portfolio's previous Sub-Adviser furnished investment advisory services.


                                       35


For the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are (or were) affiliated persons of those Portfolios. Also presented below for the fiscal years ended June 30, 2000, 2001 and 2002 were the brokerage commissions paid to those broker-dealers as a percentage of the combined brokerage commissions paid by each Portfolio and as a percentage of the combined dollar amount of portfolio transactions involving the payment of commissions engaged in by that Portfolio.



                                FISCAL YEAR ENDED JUNE 30, 2000  FISCAL YEAR ENDED JUNE 30, 2001   FISCAL YEAR ENDED JUNE 30, 2002
                                -------------------------------  ------------------------------- -------------------------------
                                     BROKERAGE COMMISSIONS              BROKERAGE COMMISSIONS            BROKERAGE COMMISSIONS

                                                   AS A                              AS A                              AS A
                                                 PERCENTAGE                        PERCENTAGE                        PERCENTAGE
                                      AS A          OF                   AS A         OF                  AS A           OF
                                     PERCENTAGE   PORTFOLIO             PERCENTAGE  PORTFOLIO            PERCENTAGE   PORTFOLIO
                                       OF        TRANSACTIONS            OF       TRANSACTIONS             OF        TRANSACTIONS
AFFILIATED                    PAID   AGGREGATE    INVOLVING      PAID   AGGREGATE   INVOLVING    PAID    AGGREGATE    INVOLVING
BROKER-DEALER   PORTFOLIO     ($)    COMMISSION  COMMISSIONS      ($)   COMMISSION  COMMISSIONS   ($)    COMMISSION  COMMISSIONS

                ---------     ---     ---------- -----------      ---   ---------- ----------    ---     ---------- -----------


Baron Capital    Baron
Management       Small Cap
                 Portfolio
                   (b)        n/a     n/a        n/a            3,880       9%          --(a)    36      --(a)          --(a)

Wexford         Gabelli
Clearing        Large Cap
Services        Value
                Portfolio
                 (b)          n/a     n/a        n/a            46,852      82%        --(a)    33,608     97%          --(a)

MJ Whitman Co.  Third
                Avenue
                Value
                Portfolio     n/a     n/a        n/a            66,395      53%        --(a)    37,750     79%          --(a)


-----------------------------


     (a)  Less than 1%.

     (b) Until October 31, 2000, Phoenix/Zweig Advisers served as the Portfolio's Sub-Adviser.

Transactions in futures contracts are executed through futures commission merchants (FCMS) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers who provide them with research services (including statistical and economic data and market reports). A Portfolio may pay these broker-dealers commissions that are more than those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising a Portfolio. Information and research received from these brokers will be in addition to, and not instead of, the services required to be performed by each Sub-Adviser under the Sub-Advisory


                                       36


Agreements. The Portfolios may buy and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount, according to a formula deemed equitable to the Portfolio and the other account(s). While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, or on its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER. For reporting purposes, a Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Portfolio during the fiscal year. Securities that, at the time of purchase, were scheduled to mature in one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover results in greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Purchase, Redemption and Pricing of Shares" and "Taxation of the Fund."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thereby increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those that would apply to direct purchases or sales of portfolio securities.

SECTION 8. - PURCHASE, REDEMPTION, AND PRICING OF SHARES

The separate accounts of Integrity and National Integrity buy and sell shares of each Portfolio on each day on which the New York Stock Exchange (NYSE) is open for trading (a BUSINESS DAY). Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (generally 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period:


                                       37


- when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC;

- when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or

-    as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which generally is 4:00 p.m., Eastern Time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

SECTION 9. - TAXATION OF THE FUND

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify (or to continue to qualify) for treatment as a regulated investment company
(RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following:


                                       38



- the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT);


- at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer;

- at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and

- the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

As long as the Portfolio is qualified as a registered investment company, it won't be subject to federal income tax on the earnings that it distributes to shareholders.

Each Portfolio intends to comply with the asset diversification regulations prescribed by the U.S. Treasury Department under the Code. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulations.


The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies.


Dividends, interest and other income derived by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on that Portfolio's shares. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.


Since the only shareholders of the Portfolios will be Integrity and National Integrity separate accounts that fund variable annuity contracts, no discussion is set forth herein as to the federal income tax consequences at the shareholder level. Variable annuity contract holders should refer to the discussion concerning tax matters in the prospectus of their variable annuity contract.

The foregoing is only a general and abbreviated summary of some of the important federal income tax considerations currently in effect and applicable with respect to the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities or to describe any state, local or other tax considerations.


                                       39


SECTION 10. - CALCULATION OF PERFORMANCE DATA

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.


CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for total return with respect to a Portfolio's shares used herein includes four steps:

- adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;

- calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period;

-    assuming redemption at the end of the period; and

- dividing this account value for the hypothetical investor by the initial $1,000 investment.

Average annual total return is measured by annualizing total return over the period.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the total return, the average annual total return and yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the contracts.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS.

Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, including, but not limited to BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:


The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded


                                       40


on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.

Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.


                                       41



Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.


Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with:

- that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

-    IBC/Donoghue's Money Fund Report;

- other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI; or

- data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.

SECTION 11. - FINANCIAL STATEMENTS OF THE FUND

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP audits the financial statements prepared by Fund management on an annual basis and expresses an opinion on such financial statements based on their audits.


The Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, are incorporated in this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report at no charge by calling the Fund at 1-800-325-8583 or writing the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.


                                       42
                                                                  APPENDIX A
                               OPTIONS AND FUTURES

Certain Portfolios may use the following Hedging Instruments:

OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract under which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time before the expiration of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency upon payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement under which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.


                                       43


                                                                    APPENDIX B
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet


                                       44


     interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for


                                       45


     the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             THE LEGENDS FUND, INC.

                                  ANNUAL REPORT

                                  JUNE 30, 2002


                                    CONTENTS

President's Letter                                                           1
Report of Independent Auditors                                               2
Financial Statements, Financial Highlights, and Schedules of
     Investments:
     Harris Bretall Sullivan & Smith Equity Growth Portfolio                 3
     Third Avenue Value Portfolio                                            7
     Gabelli Large Cap Value Portfolio                                      11
     Baron Small Cap Portfolio                                              15
Notes to Financial Statements                                               20
Portfolio Performance                                                       27

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                                                         THE LEGENDS FUND, INC.

July 22, 2002

We are pleased to present the 2002 Annual Report for The Legends Fund, Inc. (the "Fund"). Thanks to all of our current investors and we extend a special welcome to all new investors who have joined us during the period.

Total returns for each of the Fund's portfolios and their respective benchmarks for the years ended June 30, 2002 and 2001, respectively, are listed below:

                                                  YEAR ENDED      YEAR ENDED
                 PORTFOLIO                       JUNE 30, 2002   JUNE 30, 2001
----------------------------------------------   -------------   -------------
Harris Bretall Sullivan & Smith Equity Growth      (30.55%)        (37.42%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Third Avenue Value *                                (3.45%)          35.66%
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Gabelli Large Cap Value *                          (34.89%)         (6.58%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Baron Small Cap *                                   (2.87%)          12.83%
BENCHMARK RETURN - RUSSELL 2000                     (8.45%)           0.68%

* - Performance shown includes that of each Portfolio's previous sub-adviser prior to November 1, 2000.

Included in this Annual Report is detailed information of the investment holdings of each portfolio as of June 30, 2002, as well as other financial information.

The investment disciplines available within the Fund span a broad spectrum, providing you with the choices and flexibility to plan for the long-term. The Fund exists for the sole purpose of helping to provide you with valuable tools for meeting your investment objectives.

If you have any questions or comments, please feel free to contact us at your convenience.

Sincerely,

/s/ Edward J. Haines

Edward J. Haines
President
The Legends Fund, Inc.

                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios), including the schedules of investments, as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Kansas City, Missouri
August 2, 2002

            HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $23,138,151) - See accompanying schedule     $   20,461,910
   Dividends and interest receivable                                                              12,209
   Due from management company                                                                     2,342
   Receivable for capital shares sold                                                              1,023
                                                                                           --------------
     Total assets                                                                             20,477,484

LIABILITIES
   Accrued expenses                                                                               25,798
   Redemptions payable                                                                           142,352
                                                                                           --------------
     Total liabilities                                                                           168,150
                                                                                           --------------

NET ASSETS                                                                                 $  20,309,334
                                                                                           ==============

Net Assets consist of:
   Paid-in capital                                                                         $  28,712,891
   Accumulated net realized loss on investments                                               (5,727,316)
   Net unrealized depreciation on investments                                                 (2,676,241)
                                                                                           --------------

NET ASSETS, for 2,061,840 shares outstanding                                               $  20,309,334
                                                                                           ==============

NET ASSET VALUE, offering and redemption price per share                                   $        9.85
                                                                                           ==============

                             STATEMENT OF OPERATIONS

                            Year Ended June 30, 2002

INVESTMENT INCOME
   Dividends                                                                               $     206,164
   Interest                                                                                       10,249
                                                                                           --------------
     Total investment income                                                                     216,413

EXPENSES
   Investment advisory and management fees                                                       171,282
   Custody and accounting fees                                                                    71,148
   Professional fees                                                                              32,029
   Directors' fees and expenses                                                                   17,651
   Taxes and filing fees                                                                           6,938
   Other expenses                                                                                  9,370
                                                                                           --------------
     Total expenses                                                                              308,418
     Less: expense reimbursement                                                                  (5,908)
                                                                                           --------------
     Total net expenses                                                                          302,510
                                                                                           --------------
Net investment loss                                                                              (86,097)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                           (5,689,731)
   Net unrealized depreciation during the period on investments                               (3,883,419)
                                                                                           --------------
Net realized and unrealized loss on investments                                               (9,573,150)
                                                                                           --------------

Net decrease in net assets resulting from operations                                       $  (9,659,247)
                                                                                           ==============


SEE ACCOMPANYING NOTES.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED JUNE 30,
                                                                           2002            2001
                                                                      -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                                $    (86,097)   $    (201,604)
   Net realized gain (loss) on investments                              (5,689,731)       2,554,047
   Net unrealized depreciation during the period on investments         (3,883,419)     (23,770,625)
                                                                      -------------   --------------
     Net decrease in net assets resulting from operations               (9,659,247)     (21,418,182)

Distributions to shareholders from:
   Net realized gain                                                    (2,554,047)      (9,009,264)
                                                                      -------------   --------------
     Total distributions to shareholders                                (2,554,047)      (9,009,264)

Capital share transactions:
   Proceeds from sales of shares                                          4,229,741       8,211,106
   Proceeds from reinvested distributions                                 2,554,047       9,009,264
   Cost of shares redeemed                                              (6,269,144)     (11,664,416)
                                                                      -------------   --------------
     Net increase in net assets resulting
       from capital share transactions                                      514,644       5,555,954
                                                                      -------------   --------------

Total decrease in net assets                                           (11,698,650)     (24,871,492)

NET ASSETS
Beginning of period                                                      32,007,984      56,879,476
                                                                      -------------   --------------

End of period                                                         $  20,309,334   $  32,007,984
                                                                      =============   ==============

OTHER INFORMATION
Shares:
   Sold                                                                     341,525         381,595
   Issued through reinvestment of distributions                             239,965         353,565
   Redeemed                                                               (529,308)        (606,099)
                                                                      -------------   --------------
     Net increase                                                            52,182         129,061
                                                                      =============   ==============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002          2001     2000 (b)          1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  15.93      $  30.25     $  26.00      $  21.11     $  17.53
Income (loss) from investment operations:
   Net investment loss                             (0.04)        (0.10)       (0.05)        (0.06)        - (a)
   Net realized and unrealized
     gain (loss) on investments                    (4.73)        (9.42)        4.83          7.17         4.90
                                                ---------------------------------------------------------------
   Total from investment operations                (4.77)        (9.52)        4.78          7.11         4.90

Less distributions:
   From net investment income                         -             -            -             -         (0.02)
   From net realized gain                          (1.31)        (4.80)       (0.53)        (2.22)       (1.30)
                                                ---------------------------------------------------------------
   Total distributions                             (1.31)        (4.80)       (0.53)        (2.22)       (1.32)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  9.85      $  15.93     $  30.25      $  26.00     $  21.11
                                                ===============================================================
TOTAL RETURN                                     (30.55%)      (37.42%)       18.89%        35.19%       29.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                              $  20,309     $  32,008    $  56,879     $  55,428    $  37,662
Ratio of expenses to average
   net assets                                       1.15%         1.07%        1.01%         0.96%        0.95%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            1.17%         1.07%        1.01%         0.96%        0.95%
Ratio of net investment loss
   to average net assets                          (0.33%)       (0.45%)      (0.39%)       (0.29%)       (0.01%)
Ratio of net investment loss
   to average net assets before
   voluntary expense reimbursement                (0.35%)       (0.45%)      (0.39%)       (0.29%)      (0.01%)
Portfolio turnover rate                              31%            47%          40%           27%          57%

(a) Less than $0.01 per share.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (99.3%)
BASIC CHEMICAL, PLASTICS & SYNTHETICS (12.9%)
        Genentech, Inc.                                   16,700     $   559,450
        Pfizer, Inc.                                      29,000       1,015,000
        Pharmacia Corporation                             14,000         524,300
        Wyeth                                             10,000         512,000
                                                                     ------------
                                                                       2,610,750

BUSINESS SERVICES (11.4%)
        Automatic Data Processing, Inc.                   10,000         435,500
        Electronic Arts, Inc.                              9,000         594,450
        Microsoft Corporation                             19,000       1,039,300
        Siebel Systems, Inc.                              16,800         238,896
                                                                     ------------
                                                                       2,308,146

COMMUNICATIONS (3.9%)
        AOL Time Warner, Inc. (a)                         23,000         338,330
        Viacom, Inc.                                      10,000         443,700
                                                                     ------------
                                                                         782,030

DEPOSITORY INSTITUTIONS (5.5%)
        Citigroup, Inc.                                   16,333         632,904
        State Street Corporation                          11,000         491,700
                                                                     ------------
                                                                       1,124,604

ELECTRICAL & ELECTRONIC MACHINERY (15.1%)
        Broadcom Corporation                              19,100         335,014
        Emerson Electric Company                           9,700         519,047
        General Electric Company                          32,900         955,745
        Intel Corporation                                 45,700         834,939
        Texas Instruments, Inc.                           17,300         410,010
                                                                     ------------
                                                                       3,054,755

FABRICATED METAL PRODUCTS (2.5%)
        Illinois Tool Works, Inc.                          7,500         512,250

FOOD & KINDRED PRODUCTS (2.1%)
        PepsiCo, Inc.                                      9,000         433,800

GENERAL MERCHANDISE STORES (2.7%)
        Wal-Mart Stores, Inc.                             10,000         550,100

INDUSTRIAL MACHINERY & EQUIPMENT (12.1%)
        Applied Materials, Inc.                           26,500         504,030
        Cisco System, Inc. (a)                            66,400         926,280
        Dell Computer Corporation                         13,000         339,820
        E M C Corporation                                 33,500         252,925
        Novellus Systems, Inc.                            12,700         431,800
                                                                     ------------
                                                                       2,454,855

INSTRUMENTS & RELATED PRODUCTS (2.1%)
        Medtronic, Inc.                                   10,000         428,500

INSURANCE AGENTS BROKERS & SERVICES (2.9%)
        Marsh & McLennan Companies, Inc.                   6,000         579,600

INSURANCE CARRIERS (2.7%)
        American International Group, Inc.                 8,000      $  545,840

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (2.6%)
        United Parcel Services, Inc.                       8,500         524,875

PETROLEUM & COAL PRODUCTS (2.5%)
        Exxon Mobil Corporation                           12,200         499,224

RETAIL - BUILDING MATERIALS HARDWARE (2.6%)
        The Home Depot, Inc.                              14,500         532,585

RETAIL - DRUG STORES (2.9%)
        Walgreen Company                                  15,000         579,450

RETAIL - FOOD STORES (2.4%)
        Starbucks Corporation                             20,000         497,000

RETAIL - MISCELLANEOUS (2.6%)
        Costco Wholesale, Inc. (a)                        13,800         532,956

SECURITY & COMMODITY BROKERS (3.1%)
        Goldman Sachs Group, Inc.                          8,700         638,145

SERVICES - ENGINEERING (2.4%)
        3M Company                                         4,000         492,000

WHOLESALE TRADE - DURABLE GOODS (2.3%)
        Johnson & Johnson                                  9,000         470,340
                                                                     ------------

TOTAL COMMON STOCKS (COST $22,828,046)                                20,151,805

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT-TERM SECURITIES (1.5%)
REPURCHASE AGREEMENT (1.5%)
        State Street Bank, 0.65%, due 07/01/2002
        (Collateralized by U.S. Treasury Bill, 6.63%,
        due 2/15/2027, value $321,378)                  $310,105         310,105
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $310,105)                              310,105
                                                                     ------------

TOTAL INVESTMENTS (100.8%) (COST $23,138,151)                         20,461,910

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.8%))                           (152,576)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $20,309,334
                                                                     ============

OTHER INFORMATION:
   Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,867,154 and $9,256,024, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $2,676,241, of which $3,208,920 related to appreciated investments and $5,885,161 related to depreciated investments. The aggregate cost of securities was the same for federal income tax and financial statement purposes.

(a) Non-income producing.

  SEE ACCOMPANYING NOTES.

                         THIRD AVENUE VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $42,355,731) - See accompanying schedule        $  42,289,597
   Repurchase agreements                                                                         6,370,818
   Foreign currency (cost $136,580)                                                                141,639
   Dividends and interest receivable                                                                49,881
   Receivable for capital shares sold                                                               70,950
   Due from management company                                                                       8,081
                                                                                              -------------
     Total assets                                                                               48,930,966

LIABILITIES
   Payable for investments purchased                                                               642,442
   Accrued expenses                                                                                 67,872
                                                                                              -------------
     Total liabilities                                                                             710,314
                                                                                              -------------

NET ASSETS                                                                                    $ 48,220,652
                                                                                              =============
Net Assets consist of:
   Paid-in capital                                                                            $ 47,548,344
   Undistributed net investment income                                                             103,424
   Accumulated net realized gain on investments                                                    629,959
   Net unrealized depreciation on investments and foreign currency                                 (61,075)
                                                                                              -------------

NET ASSETS,for 2,999,065 shares outstanding                                                   $ 48,220,652
                                                                                              =============

NET ASSET VALUE, offering and redemption price per share                                      $      16.08
                                                                                              =============

                            STATEMENT OF OPERATIONS

                            YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $23,529)                                           $  473,988
   Interest                                                                                         83,956
   Other income                                                                                     10,031
                                                                                              -------------
     Total investment income                                                                       567,975

EXPENSES
   Investment advisory and management fees                                                         281,854
   Custody and accounting fees                                                                     117,078
   Professional fees                                                                                32,587
   Directors' fees and expenses                                                                     17,651
   Taxes and filing fees                                                                            11,219
   Other expenses                                                                                    9,368
                                                                                              -------------
     Total expenses                                                                                469,757
                                                                                              -------------
Net investment income                                                                               98,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
     Investments                                                                                 2,632,036
     Foreign currency transactions                                                                  (4,531)
                                                                                              -------------
       Net realized gain                                                                         2,627,505

   Net unrealized appreciation (depreciation) during the period on:
     Investments                                                                                (4,233,330)
     Translation of assets and liabilities in foreign currency                                       5,059
                                                                                              -------------
       Net unrealized depreciation                                                              (4,228,271)
                                                                                              -------------
Net realized and unrealized loss on investments and foreign currency                            (1,600,766)
                                                                                              -------------

Net decrease in net assets resulting from operations                                         $  (1,502,548)
                                                                                              =============

SEE ACCOMPANYING NOTES.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED JUNE 30,
                                                                        2002              2001
                                                                   -------------     --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      98,218     $     283,771
   Net realized gain (loss) on
       investments and foreign currency transactions                   2,627,505          (858,057)
   Net unrealized appreciation (depreciation) during the period
       on investments and foreign currency transactions               (4,228,271)        7,765,101
                                                                   -------------     --------------
     Net increase (decrease) in net assets
       resulting from operations                                      (1,502,548)        7,190,815

Distributions to shareholders from:
   Net investment income                                                (283,204)         (575,556)
   Net realized gain                                                           -        (1,768,520)
                                                                   -------------     --------------
     Total distributions to shareholders                                (283,204)       (2,344,076)

Capital share transactions:
   Proceeds from sales of shares                                      27,505,313        13,924,632
   Proceeds from reinvested distributions                                283,204         2,344,076
   Cost of shares redeemed                                           (12,847,707)       (7,043,742)
                                                                   -------------     --------------
     Net increase in net assets resulting
       from capital share transactions                                14,940,810         9,224,966
                                                                   -------------     --------------

Total increase in net assets                                          13,155,058        14,071,705

NET ASSETS
Beginning of period                                                   35,065,594        20,993,889
                                                                   -------------     --------------

End of period (including undistributed net investment income
   of $103,424 and $283,771, respectively)                         $  48,220,652     $  35,065,594
                                                                   =============     ===============
OTHER INFORMATION
Shares:
   Sold                                                                1,677,834           889,289
   Issued through reinvestment of distributions                           18,965           183,379
   Redeemed                                                             (785,692)         (487,635)
                                                                   -------------     --------------
     Net increase                                                        911,107           585,033
                                                                   =============     ===============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED JUNE 30,
                                               2002         2001 (a)       2000 (b)      1999         1998
                                            ------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                $  16.79       $  13.97       $  22.06      $  21.02     $  20.63
Income (loss) from investment operations:
   Net investment income                        0.02           0.15           0.39          0.33         0.26
   Net realized and unrealized
     gain (loss) on investments                (0.61)          4.31          (5.12)         3.22         4.08
                                            ------------------------------------------------------------------
   Total from investment operations            (0.59)          4.46          (4.73)         3.55         4.34

Less distributions:
   From net investment income                  (0.12)         (0.40)         (0.33)        (0.28)       (0.26)
   From net realized gain                       -             (1.24)         (3.03)        (2.23)       (3.69)
                                            ------------------------------------------------------------------
   Total distributions                         (0.12)         (1.64)         (3.36)        (2.51)       (3.95)
                                            ------------------------------------------------------------------

Net asset value, end of period              $  16.08      $   16.79      $   13.97     $   22.06    $   21.02
                                            ==================================================================
TOTAL RETURN                                  (3.45%)         35.66%       (23.88%)        18.09%       23.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                           $ 48,221      $  35,066      $  20,994     $  50,169    $  46,436
Ratio of expenses to average
   net assets                                   1.08%          1.15%          1.08%         0.96%        0.94%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                        1.08%          1.21%          1.08%         0.96%        0.94%
Ratio of net investment income
   to average net assets                        0.23%          1.15%          1.80%         1.56%        1.58%
Ratio of net investment income
   to average net assets before
   voluntary expense reimbursement              0.23%          1.09%          1.80%         1.56%        1.58%
Portfolio turnover rate                           23%           128%            42%           50%          57%

(a) Effective November 1, 2000, EQSF Advisers, Inc. replaced Scudder Kemper Investments, Inc. as sub-adviser for the Portfolio.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (81.5%)
ELECTRICAL & ELECTRONIC MACHINERY (14.2%)
  American Power Conversion Corporation                     107,800  $  1,361,514
  AVX Corporation                                            85,000     1,388,050
  Bel Fuse, Inc.                                             10,000       270,500
  Ciena Corporation                                         112,500       471,375
  FSI International, Inc.                                   100,000       747,000
  Kemet Corporation                                          99,300     1,773,498
  Tellabs, Inc.                                              95,000       589,000
  TriQuint Semiconductor, Inc. (a)                           37,300       239,093
                                                                     ------------
                                                                        6,840,030

HOLDING & OTHER INVESTMENT OFFICES (15.0%)
  Brascan Corporation                                        81,800     1,879,764
  Capital Southwest Corporation                               9,500       646,000
  Hutchison Whampoa Limited                                 280,000     2,091,039
  Investor AB                                               167,500     1,511,320
  Koger Equity, Inc.                                         40,000       772,000
  Prime Group Realty Trust                                   20,000       130,200
  ProLogis                                                    5,753       149,578
                                                                     ------------
                                                                        7,179,901

INDUSTRIAL MACHINERY & EQUIPMENT (10.7%)
  Applied Materials, Inc.                                    10,000       190,200
  Comverse Technology, Inc.                                  75,300       697,278
  Credence Systems Corporation                              105,900     1,881,843
  CyberOptics Corporation                                    15,000       143,850
  Electro Scientific Industry, Inc.                          57,800     1,404,540
  Electroglas, Inc.                                          85,000       850,000
                                                                     ------------
                                                                        5,167,711

INSURANCE CARRIERS (18.5%)
  AIOI Insurance Company Limited                            189,000       421,076
  Arch Capital Group Limited (a)                             50,000     1,407,500
  First American Corporation                                 10,000       230,000
  Millea Holdings, Inc. (a)                                  54,500     2,220,875
  Mony Group, Inc.                                           53,200     1,809,332
  Phoenix Companies Inc.                                     60,000     1,101,000
  Radian Group, Inc.                                         33,000     1,612,050
  Trenwick Group Limited                                     18,500       138,750
                                                                     ------------
                                                                        8,940,583

OIL & GAS EXTRACTION (1.8%)
  Nabors Industries, Inc. (a)                                25,000       882,500

RAILROAD TRANSPORTATION (0.8%)
  CSX Corporation                                            10,600       371,530

REAL ESTATE (7.2%)
  Catellus Development Corporation                           48,300   $   986,286
  Forest City Enterprises, Inc.                              42,000     1,459,500
  The St. Joe Company                                        34,700     1,041,694
                                                                     ------------
                                                                        3,487,480

RETAIL-AUTOMOTIVE DEALERS & GAS STATIONS (3.7%)
  Toyota Industries                                         110,000     1,800,580

SECURITY & COMMODITY BROKERS (7.0%)
  Instinet Group, Inc.                                      134,500       876,940
  Legg Mason, Inc.                                           37,500     1,850,250
  Southwest Securities Group, Inc.                           33,100       649,422
                                                                     ------------
                                                                        3,376,612

TRANSPORTATION EQUIPMENT (2.6%)
  Trinity Industries, Inc.                                   61,000     1,263,920
                                                                     ------------

TOTAL COMMON STOCKS (COST $39,743,878)                                 39,310,847

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
CORPORATE BONDS (6.2%)
COMMUNICATIONS (0.5%)
  Worldcom, Inc., 6.95%
  due 08/15/2028                                        $ 1,500,000       232,500

STONE CLAY & GLASS PRODUCT (5.7%)
  USG Corporation, Senior Notes, Series B,
  9.25%, due 09/15/2001                                   1,250,000     1,056,250
  USG Corporation, Senior Notes,
  8.50%, due 08/01/2005                                   2,000,000     1,690,000
                                                                     ------------
                                                                        2,746,250
                                                                     ------------

TOTAL CORPORATE BONDS (COST $2,611,853)                                 2,978,750

SHORT-TERM SECURITIES (13.2%)
REPURCHASE AGREEMENT (13.2%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 4.63%,
  due 02/28/2003, value $6,503,050)                        6,370,818    6,370,818
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $6,370,818)                           6,370,818
                                                                     ------------

TOTAL INVESTMENTS (100.9%) (COST $48,726,549)                          48,660,415

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.9%))                            (439,763)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $ 48,220,652
                                                                     ============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $20,968,712 and $9,270,002, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $66,134, of which $3,675,195 related to appreciated investments and $3,741,329 related to depreciated investments. The aggregate cost of securities was $48,726,549 for tax purposes.

(a) Non-income producing.

SEE ACCOMPANYING NOTES.

                    GABELLI LARGE CAP VALUE PORTFOLIO

                   STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $16,510,356) - See accompanying schedule   $  11,429,755
   Receivable for investments sold                                                             79,708
   Receivable for capital shares sold                                                           5,018
   Dividends and interest receivable                                                           16,763
   Due from management company                                                                 23,602
                                                                                        --------------
     Total assets                                                                          11,554,846

LIABILITIES
   Payable for investments purchased                                                           39,807
   Accrued expenses                                                                            (5,974)
   Redemptions payable                                                                          3,922
                                                                                        --------------
     Total liabilities                                                                         37,755
                                                                                        --------------

NET ASSETS                                                                              $  11,517,091
                                                                                        ==============
Net Assets consist of:
   Paid-in capital                                                                      $  18,821,934
   Undistributed net investment income                                                          6,802
   Accumulated net realized loss on investments                                            (2,231,044)
   Net unrealized depreciation on investments                                              (5,080,601)
                                                                                        --------------

NET ASSETS,for 2,161,735 shares outstanding                                             $  11,517,091
                                                                                        ==============

NET ASSET VALUE, offering and redemption price per share                                $        5.33
                                                                                        ==============

                            STATEMENT OF OPERATIONS

                           YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends                                                                            $     177,729
   Interest                                                                                    27,721
                                                                                        --------------
     Total investment income                                                                  205,450

EXPENSES
   Investment advisory and management fees                                                    127,703
   Custody and accounting fees                                                                 38,311
   Professional fees                                                                           31,251
   Directors' fees and expenses                                                                17,651
   Taxes and filing fees                                                                        6,938
   Other expenses                                                                               9,369
                                                                                        --------------
     Total expenses                                                                           231,223
     Less:  expense reimbursement                                                             (32,575)
                                                                                        --------------
     Total net expenses                                                                       198,648
                                                                                        --------------
Net investment income                                                                           6,802

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss on investments                                                      (2,159,273)
     Net unrealized depreciation during the period on investments                          (3,921,180)
                                                                                        --------------
Net realized and unrealized loss                                                           (6,080,453)
                                                                                        --------------

Net decrease in net assets resulting from operations                                    $  (6,073,651)
                                                                                        ==============

SEE ACCOMPANYING NOTES.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002              2001
                                                                   -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      6,802     $      46,636
   Net realized gain (loss) on investments                           (2,159,273)          523,764
   Net unrealized depreciation during the period on investments      (3,921,180)       (1,543,505)
                                                                   -------------    --------------
     Net decrease in net assets resulting from operations            (6,073,651)         (973,105)

Distributions to shareholders from:
   Net investment income                                                (46,636)         (342,115)
   Net realized gain                                                   (397,057)       (1,387,958)
                                                                   -------------    --------------
     Total distributions to shareholders                               (443,693)       (1,730,073)

Capital share transactions:
   Proceeds from sales of shares                                     10,330,942         8,425,353
   Proceeds from reinvested distributions                               443,693         1,730,073
   Cost of shares redeemed                                           (8,756,746)       (5,711,313)
                                                                   -------------    --------------
     Net increase in net assets resulting
       from capital share transactions                                2,017,889         4,444,113
                                                                   -------------    --------------

Total increase (decrease) in net assets                              (4,499,455)        1,740,935

NET ASSETS
Beginning of period                                                  16,016,546        14,275,611
                                                                   -------------    --------------

End of period (including undistributed net investment
   income of $6,802 and $46,636, respectively)                     $ 11,517,091     $  16,016,546
                                                                   =============    ==============

OTHER INFORMATION
Shares:
   Sold                                                               1,478,456           944,310
   Issued through reinvestment of distributions                          65,537           183,727
   Redeemed                                                          (1,274,758)         (595,920)
                                                                   -------------    --------------
     Net increase                                                       269,235           532,117
                                                                   =============    ==============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                     $  8.46      $ 10.49      $ 13.99       $ 17.56      $ 14.63
Income (loss) from investment operations:
   Net investment income                            0.02         0.06         0.28          0.21         0.14
   Net realized and unrealized
     gain (loss) on investments                    (2.92)       (0.61)       (0.49)        (1.04)        2.97
                                                ---------------------------------------------------------------
   Total from investment operations                (2.90)       (0.55)       (0.21)        (0.83)        3.11

Less distributions:
   From net investment income                      (0.02)       (0.29)       (0.21)        (0.16)       (0.18)
   From net realized gain                          (0.21)       (1.19)       (3.08)        (2.58)        -
                                                ---------------------------------------------------------------
   Total distributions                             (0.23)       (1.48)       (3.29)        (2.74)       (0.18)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  5.33      $  8.46      $ 10.49       $ 13.99      $ 17.56
                                                ===============================================================
TOTAL RETURN                                     (34.89%)      (6.58%)      (0.52%)       (3.73%)       21.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                                $11,517      $16,017      $14,276       $31,010      $47,450
Ratio of expenses to average
   net assets                                       1.40%        1.40%        1.41%         1.23%        1.18%
Ratio of expenses to average net
   assets before voluntary
   expense reimbursement                            1.63%        1.66%        1.41%         1.23%        1.18%
Ratio of net investment income
   to average net assets                            0.05%        0.35%        1.73%         1.13%        0.80%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (0.18%)        0.09%        1.73%         1.13%        0.80%
Portfolio turnover rate                               61%         139%         207%          109%          65%

(a) Effective November 1, 2000, Gabelli Asset Management Company replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  -------------
COMMON STOCKS (89.1%)

AIRCRAFT PARTS & EQUIPMENT (3.4%)
  Honeywell International, Inc.                             11,000    $   387,530

BASIC CHEMICAL, PLASTICS & SYNTHETICS (9.8%)
  Allergan, Inc.                                             2,400        160,200
  Bristol-Myers Squibb Company                               6,700        172,190
  Merck & Company, Inc.                                      2,500        126,600
  Schering-Plough Corporation                                8,500        209,100
  Wyeth                                                      9,000        460,800
                                                                     -------------
                                                                        1,128,890

BUSINESS SERVICES (6.7%)
  Cendant Corporation                                       48,500        770,180

COMMUNICATIONS (13.0%)
  Alltel Corporation                                         1,900         89,300
  AOL Time Warner, Inc. (a)                                 12,100        177,991
  AT&T Corporation                                           8,000         85,600
  AT&T Wireless Group (a)                                   24,800        145,080
  Cablevision NY Group (a)                                   5,000         47,300
  Comcast Corporation                                        2,200         52,448
  Nextel Communications, Inc. (a)                           52,000        166,920
  Qwest Communications International, Inc.                  34,312         96,074
  SBC Communications, Inc.                                   3,400        103,700
  Sprint Corporation                                        29,000        307,690
  Verizon Communications                                     5,700        228,855
                                                                     -------------
                                                                        1,500,958

EATING & DRINKING PLACES (3.7%)
  McDonalds Corporation                                     15,000        426,750

ELECTRIC GAS & SANITARY SERVICES (10.2%)
  Calpine Corporation                                       26,500        186,295
  El Paso Corporation                                       24,000        494,640
  EOG Resources, Inc.                                        7,100        281,870
  Kinder Morgan, Inc.                                        3,000        114,060
  Williams Companies, Inc.                                  16,000         95,840
                                                                     -------------
                                                                        1,172,705

ELECTRICAL & ELECTRONIC MACHINERY (5.4%)
  Agere Systems, Inc. (a)                                   58,235         81,529
  Agere Systems, Inc. (Cl. B) (a)                           32,779         49,169
  Lucent Technologies, Inc.                                143,900        238,874
  Motorola, Inc.                                            17,400        250,908
                                                                     -------------
                                                                          620,480

ENGINEERING, LAB & RESEARCH EQUIPMENT (0.9%)
  Raytheon Company                                           2,600        105,950

HOLDING & OTHER INVESTMENT OFFICES (2.9%)
  JP Morgan Chase & Company                                  6,100        206,912
  Mellon Financial Corporation                               4,200        132,006
                                                                     -------------
                                                                          338,918

INDUSTRIAL MACHINERY & EQUIPMENT (10.2%)
  Baker Hughes, Inc.                                        12,900        429,441
  Deere & Company                                            3,000        143,700
  E M C Corporation                                          4,000         30,200
  Hewlett-Packard Company                                   37,380        571,166
                                                                     -------------
                                                                        1,174,507

MISC. MANUFACTURING INDUSTRIES (3.4%)
  Mattel, Inc.                                              12,000     $  252,960
  Tyco International Ltd.                                   10,000        135,100
                                                                     -------------
                                                                          388,060

MOTION PICTURES (3.5%)
  Walt Disney Company                                       21,500        406,350

NATIONAL COMMERCIAL BANK (1.2%)
  FleetBoston Financial Corporation                          4,200        135,870

PAPER & ALLIED PRODUCTS (3.1%)
  International Paper Company                                8,200        357,356

PETROLEUM & COAL PRODUCTS (1.9%)
  Conoco, Inc.                                               8,000        222,400

SECURITY & COMMODITY BROKERS (3.2%)
  Charles Schwab & Company                                  11,600        129,920
  Lehman Brothers Holdings, Inc.                             3,900        243,828
                                                                     -------------
                                                                          373,748

SERVICES-AUTO REPAIR GARAGES (2.5%)
  Ryder Systems, Inc.                                       10,500        284,445

TOBACCO MANUFACTURERS OR CIGARETTES (2.5%)
  Philip Morris Companies, Inc.                              6,500        283,920

TRANSPORTATION EQUIPMENT (1.6%)
  Rockwell Automation, Inc.                                  9,000        179,820
                                                                     -------------

TOTAL COMMON STOCKS (COST $15,339,438 )                                10,258,837

                                                        PRINCIPAL
                                                         AMOUNT
                                                       -----------
SHORT-TERM SECURITIES (10.1%)
U.S. GOVERNMENT OBLIGATIONS (8.4%)
  U.S. Treasury Bills, 1.64%, due 07/18/2002            $  325,000        324,748
  U.S. Treasury Bills, 1.66%, due 07/25/2002               300,000        299,669
  U.S. Treasury Bills, 1.68%, due 07/25/2002               347,000        346,611
                                                                     -------------
                                                                          971,028

REPURCHASE AGREEMENT (1.7%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Bill, 7.25%,
  due 05/15/2016, value $207,853)                          199,890        199,890
                                                                     -------------

TOTAL SHORT-TERM SECURITIES (COST $1,170,918)                           1,170,918
                                                                     -------------

TOTAL INVESTMENTS (99.2%) (COST $16,510,356)                           11,429,755

TOTAL OTHER ASSETS, LESS LIABILITIES (0.8%)                                87,336
                                                                     -------------

TOTAL NET ASSETS (100.0%)                                             $11,517,091
                                                                    ==============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,891,973 and $6,867,106, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $5,475,874, of which $340,659 related to appreciated investments and $5,816,533 related to depreciated investments. The aggregate cost of securities was $16,905,629 for tax purposes.

(a) Non-income producing.

 SEE ACCOMPANYING NOTES.

                             BARON SMALL CAP PORTFOLIO

                         STATEMENT OF ASSETS AND LIABILITIES

                                   JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $10,321,128) - See accompanying schedule    $  11,825,737
   Receivable for investment securities sold                                                   131,323
   Dividends and interest receivable                                                               336
   Receivable for capital shares sold                                                           50,932
   Due from management company                                                                   2,802
                                                                                         --------------
     Total assets                                                                           12,011,130

LIABILITIES
   Payable for investments purchased                                                            19,366
   Accrued expenses                                                                             10,644
   Redemptions payable                                                                           3,231
                                                                                         --------------
     Total liabilities                                                                          33,241
                                                                                         --------------

NET ASSETS                                                                               $  11,977,889
                                                                                         ==============
Net Assets consist of:
   Paid-in capital                                                                       $  11,045,568
   Accumulated net realized loss on investments                                               (572,288)
   Net unrealized appreciation on investments                                                1,504,609
                                                                                         --------------

NET ASSETS, for 956,262 shares outstanding                                               $  11,977,889
                                                                                         ==============

NET ASSET VALUE, offering and redemption price per share                                 $       12.53
                                                                                         ==============

                              STATEMENT OF OPERATIONS

                             YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Interest                                                                              $      10,690
   Dividends                                                                                     9,329
                                                                                         --------------
     Total investment income                                                                    20,019

EXPENSES
   Investment advisory and management fees                                                      94,655
   Custody and accounting fees                                                                  49,673
   Professional fees                                                                            30,956
   Directors' fees and expenses                                                                 17,651
   Taxes and filing fees                                                                         7,071
   Other expenses                                                                                9,369
                                                                                         --------------
     Total expenses                                                                            209,375
     Less:  expense reimbursement                                                              (69,514)
                                                                                         --------------
     Total net expenses                                                                        139,861
                                                                                         --------------
Net investment loss                                                                           (119,842)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                                           (443,543)
   Net unrealized appreciation during the period on investments                                653,901
                                                                                         --------------
Net realized and unrealized gain                                                               210,358
                                                                                         --------------

Net increase in net assets resulting from operations                                     $      90,516
                                                                                         ==============

SEE ACCOMPANYING NOTES.

                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002             2001
                                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                             $  (119,842)     $   (18,473)
   Net realized gain (loss) on investments                            (443,543)          49,826
   Net unrealized appreciation during
     the period on investments                                         653,901          656,193
                                                                   ------------     ------------
     Net increase in net assets resulting from operations               90,516          687,546

Distributions to shareholders from:
   Net investment income                                                     -         (107,049)
                                                                   ------------     ------------
     Total distributions to shareholders                                     -         (107,049)

Capital share transactions:
   Proceeds from sales of shares                                    13,276,208        1,420,667
   Proceeds from reinvested distributions                                    -          107,049
   Cost of shares redeemed                                          (8,086,777)      (1,327,003)
                                                                   ------------     ------------
     Net increase in net assets resulting
       from capital share transactions                               5,189,431          200,713
                                                                   ------------     ------------

Total increase in net assets                                         5,279,947          781,210

NET ASSETS
Beginning of period                                                  6,697,942        5,916,732
                                                                   ------------     ------------

End of period                                                      $11,977,889      $ 6,697,942
                                                                   ============     ============
OTHER INFORMATION
Shares:
   Sold                                                              1,094,751          118,014
   Issued through reinvestment of distributions                              -            9,022
   Redeemed                                                           (657,896)        (115,853)
                                                                   ------------     ------------
     Net increase                                                      436,855           11,183
                                                                   ============     ============

SEE ACCOMPANYING NOTES.

                                           FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  12.90      $  11.64     $  12.17      $  17.58     $  14.85
Income (loss) from investment operations:
   Net investment income (loss)                    (0.13)        (0.03)        0.21          0.10         0.04
   Net realized and unrealized
     gain (loss) on investments                    (0.24)         1.51        (0.64)        (1.80)        3.48
                                                ---------------------------------------------------------------
   Total from investment operations                (0.37)         1.48        (0.43)        (1.70)        3.52

Less distributions:
   From net investment income                       -            (0.22)       (0.10)        (0.04)       (0.14)
   From net realized gain                           -             -            -            (3.67)       (0.65)
                                                ---------------------------------------------------------------
   Total distributions                              -            (0.22)       (0.10)        (3.71)       (0.79)
                                                ---------------------------------------------------------------

Net asset value, end of period                  $  12.53      $  12.90     $  11.64      $  12.17     $  17.58
                                                ===============================================================
TOTAL RETURN                                      (2.87%)        12.83%      (3.52%)       (9.24%)       23.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                               $ 11,978      $  6,698     $  5,917      $ 10,994     $ 14,688
Ratio of expenses to average
   net assets                                       1.55%         1.55%        1.55%         1.54%        1.52%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            2.32%         3.10%        2.25%         1.64%        1.56%
Ratio of net investment income (loss)
   to average net assets                          (1.33%)       (0.33%)        1.33%         0.71%        0.26%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (2.10%)       (1.88%)        0.63%         0.61%        0.22%
Portfolio turnover rate                              91%          221%         224%           76%         113%

(a) Effective November 1, 2000, BAMCO, Inc. replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
COMMON STOCKS (94.1%)
AMUSEMENT & RECREATION (1.4%)
  Intrawest Corporation                                     10,000    $  169,800

BASIC CHEMICAL, PLASTICS & SYNTHETICS (1.6%)
  Charles River Laboratories International                   5,500       192,775

BUSINESS SERVICES (6.1%)
  Catalina Marketing Corporation                             8,000       225,760
  Fair Isaac & Company, Inc.                                 4,500       147,915
  Getty Images, Inc.                                         2,500        54,425
  Heidrick & Struggles International, Inc.                   5,000        99,850
  Jeffries Group, Inc.                                       3,000       126,300
  Smartforce Public Limited Company (a)                      1,800         6,120
  Sotheby's Holdings, Inc.                                   5,000        71,250
                                                                    -------------
                                                                         731,620

CARE FACILITIES (1.9%)
  Manor Care, Inc.                                          10,000       230,000

COMMUNICATION SERVICES (2.8%)
  Arbitron Inc. (a)                                          6,000       187,200
  Radio One, Inc. (a)                                        5,000        74,350
  Radio One, Inc. (Cl. D) (a)                                5,000        74,350
                                                                    -------------
                                                                         335,900

DATA PROCESSING & PREPARATION (1.0%)
  Kronos, Inc.                                               4,000       121,956

FOOD PRODUCTS (4.2%)
  California Pizza Kitchen, Inc. (a)                        10,000       248,000
  Krispy Kreme Doughnuts, Inc.                               8,000       257,520
                                                                    -------------
                                                                         505,520

FURNITURE & FIXTURES (1.7%)
  Ethan Allen Interiors, Inc.                                6,000       209,100

GENERAL MERCHANDISE STORES (3.0%)
  Dollar Tree Stores, Inc.                                   9,000       354,690

GLASS CONTAINERS (1.3%)
  Libbey, Inc.                                               4,500       153,450

GROCERIES GENERAL LINE (1.3%)
  Smart & Final, Inc.                                       20,000       156,000

HOTELS & OTHER LODGING PLACES (12.7%)
  Choice Hotels, Inc.                                       14,500       290,145
  Extended Stay America, Inc. (a)                           20,000       324,400
  Four Seasons Hotels, Inc.                                  4,300       201,670
  PRG-Shultz International Inc. (a)                         11,000       135,410
  Sun International Hotels Limited (a)                      15,500       384,090
  Vail Resorts, Inc. (a)                                    10,500       179,550
                                                                    -------------
                                                                       1,515,265

INFORMATION RETRIEVAL SERVICES (4.6%)
  Choicepoint, Inc.                                         12,000    $  545,640

INORGANIC CHEMICALS (2.8%)
  OM Group, Inc.                                             5,500       341,000

INSTRUMENTS & RELATED PRODUCTS (1.1%)
  CTI Molecular Imaging, Inc. (a)                            6,000       137,640

INSURANCE CARRIERS (2.6%)
  Arch Capital Group Limited (a)                             6,500       182,975
  Centene Corporation (a)                                    4,000       123,920
                                                                    -------------
                                                                         306,895

MEDICAL SERVICE PLANS (3.4%)
  AmSurg Corporation (a)                                     5,000       131,300
  United Surgical Partners International, Inc.               8,900       275,722
                                                                    -------------
                                                                         407,022

MISCELLANEOUS BUSINESS CREDIT INSTITUTION (1.1%)
  DVI, Inc.                                                  7,000       135,100

NATURAL GAS DISTRIBUTION (1.3%)
  Southern UN Company                                        8,820       149,940

OIL & GAS EXTRACTION (3.4%)
  Seacor Smit, Inc.                                          6,000       284,100
  XTO Energy, Inc.                                           6,000       123,600
                                                                    -------------
                                                                         407,700

OIL FIELD EXPLORATION SERVICES (1.6%)
  Chiles Offshore, Inc. (a)                                  8,000       194,000

PERSONAL SERVICES (1.4%)
  Weight Watchers International, Inc.                        3,800       165,072

PETROLEUM & COAL PRODUCTS (1.1%)
  Premcor, Inc. (a)                                          5,000       128,600

PHARMACEUTICAL PREPARATIONS (0.7%)
  Cell Genesys, Inc.                                         6,000        80,934

PIPELINES EXCEPT NATURAL GAS (0.0%)
  Kinder Morgan Management, LLC                                 84         2,562

PRINTING & PUBLISHING (4.5%)
  Harte-Hanks, Inc.                                         12,000       246,600
  Information Holdings, Inc.                                 5,000       122,000
  John H. Harland Company                                    6,000       169,200
                                                                    -------------
                                                                         537,800

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
RADIO & TELEVISION BROADCASTING (3.9%)
  Cox Radio, Inc.                                            5,500    $  132,550
  Saga Communications                                       15,000       337,500
                                                                     ------------
                                                                         470,050

REAL ESTATE (0.4%)
  LNR Property Corporation                                   1,500        51,750

RETAIL - APPAREL & ACCESSORIES (3.6%)
  Chicos FAS, Inc.                                           6,000       217,920
  Polo Ralph Lauren Corporation                              9,500       212,800
                                                                     ------------
                                                                         430,720

RETAIL - HOME TEXTILES (1.4%)
  Linens 'n Things, Inc.                                     5,000       164,050

SERVICES - AMUSEMENT & RECREATION (1.2%)
  Penn National Gaming, Inc.                                 8,000       145,200

SERVICES - EDUCATIONAL (8.5%)
  Apollo Group, Inc.                                        20,833       690,573
  Devry, Inc.                                                7,500       171,300
  Education Management Corporation (a)                       4,000       162,920
                                                                     ------------
                                                                       1,024,793

SERVICES - ENGINEERING (2.1%)
  Anteon International Corporation                           7,000       176,960
  Symyx Technologies, Inc. (a)                               5,000        69,600
                                                                     ------------
                                                                         246,560

SERVICES - HEALTH SERVICES (3.2%)
  AMN Healthcare Services, Inc.                              2,000        70,020
  Cross Country, Inc. (a)                                    4,000       151,200
  Province Healthcare Company                                7,500       167,700
                                                                     ------------
                                                                         388,920

WHOLESALE MEDICAL EQUIPMENT (1.2%)
  Viasys Healthcare, Inc. (a)                                8,000       139,600
                                                                     ------------

TOTAL COMMON STOCKS (COST $9,773,015)                                 11,277,624

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT TERM SECURITIES (4.6%)
REPURCHASE AGREEMENT (4.6%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 5.88%,
  due 11/05/2005, value $560,621)                        $ 548,113       548,113
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $548,113)                              548,113
                                                                     ------------

TOTAL INVESTMENTS (98.7%) (COST $10,321,128)                          11,825,737

TOTAL OTHER ASSETS, LESS LIABILITIES (1.3%)                              152,152
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $11,977,889
                                                                     ============

OTHER INFORMATION:
     Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,420,826 and $1,995,142, respectively. At June 30, 2002, net unrealized appreciation for tax purposes aggregated $1,504,408, of which $1,944,274 related to appreciated investments and $439,866 related to depreciated investments. The aggregate cost of securities was $10,321,329 for tax purposes.

(a)  Non-income producing.

 SEE ACCOMPANYING NOTES.

                             THE LEGENDS FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JUNE 30, 2002

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company of the series type. The Fund currently consists of four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap. Each Portfolio, in effect, represents a separate fund. The Fund is required to account for the assets of each Portfolio separately and to allocate general liabilities of the Fund to each Portfolio based on the relative net assets of each Portfolio.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter of shares of the Fund, which are distributed to variable annuity separate accounts of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"), and to a variable universal life separate account of Columbus Life Insurance Company ("Columbus"). Touchstone Advisors, Inc. ("Touchstone Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") that became effective March 3, 2000. The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Touchstone Securities, Touchstone Advisors, Integrity, National Integrity and Columbus.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

Short-term debt securities with maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Gabelli Large Cap Value, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. As of June 30, 2002, the Fund had realized capital loss carryovers available to offset future realized capital gains as follows:

         -------------------------------------------------------------------------------------
         PORTFOLIO:                                          CAPITAL LOSS CARRYOVER    EXPIRES
         -------------------------------------------------------------------------------------
         Harris Bretall Sullivan & Smith Equity Growth            $ 2,838,038           2010
         Gabelli Large Cap Value                                    1,095,619           2010
         Baron Small Cap                                               88,373           2007
                                                                       40,171           2008
                                                                       39,274           2010
                                                                       ------
                                                                      167,818
         -------------------------------------------------------------------------------------

Certain Portfolios incurred a loss for tax purposes from November 1, 2001 to June 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2003. The following Funds had deferred losses:

             -----------------------------------------------------------------
             PORTFOLIO:                                       DEFERRED LOSS
             -----------------------------------------------------------------
             Harris Bretall Sullivan & Smith Equity Growth       $2,889,278
             Gabelli Large Cap Value                              1,095,619
             Baron Small Cap                                        404,269
             -----------------------------------------------------------------

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex- dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, post-October capital losses, and losses deferred due to wash sales.

The tax character of distributions paid during the fiscal years ended June 30, 2002 and 2001 were identical to those distributions reported in the Statements of Changes in Net Assets except as follows:

                                                   2002
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Third Avenue Value         $733,383    $       0  $       0     $  733,383
  Gabelli Large Cap Value       6,802            0          0          6,802
-----------------------------------------------------------------------------

                                                   2001
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth        $      0   $2,554,047  $       0     $2,554,047
  Third Avenue Value          283,204            0          0        283,204
  Gabelli Large Cap Value     421,027       22,666          0        443,693
-----------------------------------------------------------------------------

* TOTAL DISTRIBUTIONS PAID DIFFER FROM THE STATEMENT OF CHANGES IN NET ASSETS DUE PRIMARILY TO THE USE OF CONSENT DIVIDENDS FOR TAX PURPOSES.

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

----------------------------------------------------------------------------------------
                                         ACCUMULATED     UNDISTRIBUTED
                                        NET REALIZED    NET INVESTMENT    PAID IN
PORTFOLIO:                               GAIN (LOSS)        INCOME        CAPITAL
----------------------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth                   $        0     $       86,097     $   (86,097)
  Third Avenue Value                        (5,206)             5,206               0
  Gabelli Large Cap Value                   46,636            (46,636)              0
  Baron Small Cap                                0            119,842        (119,842)
----------------------------------------------------------------------------------------

As of June 30, 2002 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and Liabilities except as follows:

                             -------------------------------------------
                                  THIRD      GABELLI LARGE    BARON
                              AVENUE VALUE     CAP VALUE     SMALL CAP
                                PORTFOLIO      PORTFOLIO     PORTFOLIO
                             -------------------------------------------
Undistributed
  ordinary income               $      0     $         0     $       0
Undistributed long-term
  capital gains                        0               0              0
                             -------------------------------------------
Accumulated
  earnings                             0               0              0
Accumulated capital
  and other losses**                   0      (1,835,771)      (572,087)
Unrealized appreciation
   (depreciation)***             (61,075)     (5,475,874)     1,504,408
                             -------------------------------------------
Total accumulated
  earnings (deficit)            $(61,075)    $(7,311,645)    $  932,321
                             ===========================================

** THE FUNDS HAD NET CAPITAL LOSS CARRYOVERS AND DEFERRED POST-OCTOBER LOSSES AS IDENTIFIED ELSEWHERE IN THE NOTES. IN ADDITION, THEY ALSO HAD DEFERRALS OF WASH SALE LOSSES.

*** THE DIFFERENCES BETWEEN BOOK BASIS AND TAX-BASIS UNREALIZED APPRECIATION (DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF WASH SALE LOSSES.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2002, there were no futures contracts held in the Portfolios.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Touchstone Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

FOREIGN CURRENCY

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Third Avenue Value Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Touchstone Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers. Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:

     -----------------------------------------------------------------------------------
     PORTFOLIO                                       MANAGEMENT FEE   SUB-ADVISORY FEE
     -----------------------------------------------------------------------------------
     Harris Bretall Sullivan & Smith Equity Growth      0.65%              0.40%
     Third Avenue Value                                 0.65%              0.40%
     Gabelli Large Cap Value                            0.90%              0.65%
     Baron Small Cap                                    1.05%              0.80%
     -----------------------------------------------------------------------------------

Under the Management Agreement, Touchstone Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Touchstone Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.50% of average daily net assets. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Value placed a portion of its transactions with brokerage firms which may be considered affiliates of the Fund under the 1940 Act. The commissions paid to these firms were approximately $71,394 in the aggregate during the year ended June 30, 2002.

Certain officers and directors of the Fund are also officers of Touchstone Securities, Touchstone Advisors, Integrity and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3. CAPITAL SHARES

At June 30, 2002, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At June 30, 2002, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares for each of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios.

At June 30, 2002, Integrity, through its Separate Account I and Separate Account II, National Integrity, through its Separate Account I and Separate Account II, and Columbus, through its Separate Account I, were the record owners of all the outstanding shares of the Fund.

                             PORTFOLIO PERFORMANCE

                                  JUNE 30, 2002

           HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

         Comparison of the change in value of $10,000 invested in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500 Index

                      HARRIS BRETALL
                     SULLIVAN & SMITH
                      EQUITY GROWTH
DATE                    PORTFOLIO         S&P 500 INDEX
------------------   -----------------    -------------
12/8/1992                $10,000              $10,000
   Jun 93                 $9,710              $10,579
   Jun 94                 $9,360              $10,727
   Jun 95                $12,850              $13,519
   Jun 96                $14,597              $17,032
   Jun 97                $19,010              $22,939
   Jun 98                $24,544              $29,593
   Jun 99                $33,182              $36,328
   Jun 00                $39,450              $38,962
   Jun 01                $24,688              $33,184
   Jun 02                $17,146              $27,214

-  Average annual total return since inception: 5.80%
-  Total return for the year ended June 30, 2002: (30.55%)
-  Average annual return for the five year period ended June 30, 2002: 3.27%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 8, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the portfolio finished down (30.55%). The benchmark S&P 500 Index was down (17.99%) during the same time period. Hence, the Harris Bretall Sullivan & Smith Portfolio lagged the benchmark return for the last fiscal year, after many years of being close to the benchmark S&P 500 index. With a stock selection process that focuses on long-term earnings growth, the combination of September 11th and the corporate accountability issue stemming from the Enron debacle combined to hurt growth stocks.

There has been a disconnect between the fundamentals of earnings growth and stock prices. For an earnings growth manager like Harris Bretall, basing our stock selection on the belief that prices follow earnings, this disconnect represents one of the times when historically, performance suffers. For the long-term investor, these periods have generally been better times to buy, rather than sell, high quality growth stocks.

The big fall off came in the period following the terrible attack on September 11th and in the last quarter following the long list of corporate announcements of financial accounting mistakes. This one-two punch to the market has taken every major index into bear market territory, and most equity investors seem to be suffering losses. It will take time, but we have faith that investors will turn positive once again; that the positive fundamentals in the underlying economy will be met with rising equity prices; and that, once again, prices will follow earnings. Valuations, by most standard models, appear compelling at these levels. Additionally, with the underlying economic growth, inventories should be increasing, and earnings and profit growth should pick up.

Given our outlook for a continued strong economy, with low inflation and low interest rates, we anticipate a period of solid earnings growth to return. We have positioned the portfolio for an economic recovery, and each position in the portfolio is there because we see earnings growth over the next economic cycle. We still believe in the powerful positive forces of globalization, technology, and demographics, and we maintain that these secular trends remain in place to help economic fundamentals and stock prices advance for years to come.

                             THIRD AVENUE VALUE PORTFOLIO

               Comparison of the change in value of $10,000 invested in
                  Third Avenue Value Portfolio and the S&P 500 Index

                     THIRD AVENUE
DATE                VALUE PORTFOLIO      S&P 500 INDEX
-----------------   ---------------      -------------
12/14/1992             $10,000              $10,000
    Jun 93             $10,450              $10,579
    Jun 94             $10,740              $10,727
    Jun 95             $12,886              $13,519
    Jun 96             $16,909              $17,032
    Jun 97             $22,621              $22,939
    Jun 98             $27,905              $29,593
    Jun 99             $32,952              $36,328
    Jun 00             $25,083              $38,962
    Jun 01             $34,028              $33,184
    Jun 02             $32,820              $27,214

-  Average annual total return since inception: 13.25%
-  Total return for the fiscal year ended June 30, 2002: (3.45%)
-  Average annual return for the five year period ended June 30, 2002: 14.18%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the Third Avenue Value Portfolio returned (3.55%) compared to (17.99%) for the S&P 500. While performance for the fiscal year benefited from market appreciation of selected financial and real estate issues the performance of technology-related companies was negative. The general market seemed to reflect concerns of poor near-term earnings with little consideration for strong financial positions, quality management teams or solid long-term growth prospects. The current suspicion and lack of trust in the capital markets has negatively affected even the most financially conservative and shareholder-friendly companies.

For long-term fundamental investors like Third Avenue, the general market is relatively unimportant. In the long run, the performance of the Third Avenue Portfolio will be driven by the merits of the investments, not by general market considerations. Third Avenue seeks "safe and cheap" equity investments which exhibit four essential characteristics: companies with strong financial positions, competent management and understandable businesses, which trade at a discount to their private market or takeover values.

Third Avenue analyzes all securities from a creditor's point of view and will not acquire the common stock of any company deemed not credit worthy. A credit analysis, even when appraising an equity, looks at a company's internally generated cash flows to see if the company has enough sources of cash to be able to meet its requirements to service obligations and increase corporate wealth. If that cash is not likely to be available internally, credit analysts examine the prospects that the company will have to access capital markets. In examining access to capital markets, such access is almost always to credit markets, especially to senior institutional lenders such as commercial banks and life insurance companies, and to trade credit.

In credit analysis, little or no reliance is placed on being able to access new capital relatively regularly by selling add-on issues of common stock. As a company needs additional equity, the vast majority is obtained through retained earnings, not the sale of new issues of common stock, either publicly or privately. The general stock market is just too capricious to be depended on as a reasonably regular source of new equity capital for the vast, vast majority of American companies. In small part this capriciousness is a function of price, but more importantly it is a function of availability.

The quality of the Third Avenue Value Portfolio continues to be solid and the common stocks held in the Portfolio appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth. Third Avenue continues to focus on finding additional investment opportunities which meet our "safe and cheap" criteria today for achieving long-term growth into the future.

                        GABELLI LARGE CAP VALUE PORTFOLIO

          Comparison of the change in value of $10,000 invested in the Gabelli Large Cap Value Portfolio and the S&P 500 Index

                                  GABELLI LARGE
DATE                              CAP PORTFOLIO        S&P 500 INDEX
-------------------------         -------------        -------------
12/14/1992                           $10,000              $10,000
    Jun 93                           $10,810              $10,579
    Jun 94                           $11,485              $10,727
    Jun 95                           $13,164              $13,519
    Jun 96                           $14,620              $17,032
    Jun 97                           $17,343              $22,939
    Jun 98                           $21,052              $29,593
    Jun 99                           $20,266              $36,328
    Jun 00                           $20,161              $38,962
    Jun 01                           $18,834              $33,184
    Jun 02                           $12,263              $27,214

-  Average annual total return since inception: 2.16%
-  Total return for the year ended June 30, 2002: (34.89%)
-  Average annual return for the five year period ended June 30, 2002: (5.28%)
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Investors' vote of no confidence continued to depress the equity markets at an accelerated pace as the last leg of the unwinding of the excesses created in the bubble market of the late 1990's turned out to be the uncovering of accounting scandals at several corporations. Investor confidence has been damaged by the number of executives that mislead investors by managing their books. Although this behavior was not prevalent, it has seemed so as a small number of executives and companies have made the headlines repeatedly. These announcements spooked investors and came against a vacuum of support because of the stalled earnings outlook. However, the loss of confidence is at odds with the continuing decent economic numbers that show the economy on a solid, if frustratingly slow, path of recovery.

For the fiscal year ended June 30, 2002, the fund declined (34.89%). The fund's performance was hurt by poor performance from companies which had already seen their share price decline. The stocks which were the worst under performers included those with the worst balance sheets and most debt, and those which were in the sectors which had a high profile company admit to misleading accounting. This included the utility and the telecommunications sectors. Another under performing group which in past market cycles was considered safer due to its strong earnings was the pharmaceutical industry. Outperformers included Motorola, Mattel and International Paper.

The Portfolio is well positioned for outperformance going forward. The Portfolio now has an inexpensive valuation and is exposed to holdings that should rebound more strongly than the market when it starts to rise. Since the beginning of the year there has been more value in industries which were tied to a recovering economy and so far that has been pushed out for another six months. It is hard to imagine that stocks will be acting better in the near future. Stocks rise either because earnings grow or because investors are willing to pay a higher price for those earnings. The economy will continue to grow in the second half, and capital spending will recover, joined by an upturn in the industrial sector which has already started.

On the positive side there is an economic recovery which should soon show up in earnings. Consumer confidence and spending are fine, and good productivity, low inflation and interest rates are prevalent. Finally, since mid-year we have seen signs of the kind of market behavior which marks a bottom, such as wild daily swings in the averages and tremendous share trading volume. There is tremendous value in the market now. At some point, there will not be fresh accounting scandals daily and with the economic recovery, capital spending will resume and begin to drive earnings. When these two things happen, investors will return to stocks and the value that has been built in will be realized. But now is the time to capitalize on the emotions in the market, because a considerable part of the value will be captured in the prices as conditions return to normal.

                           BARON SMALL CAP PORTFOLIO

 Comparison of the change in value of $10,000 invested in the Baron Small Cap
    Portfolio, the Value Line Geometric Index and the Russell 2000 Index

DATE                BARON SMALL CAP         RUSSELL 2000 INDEX
---------------     ---------------         ------------------
12/14/1992             $10,000                   $10,000
    Jun 93             $10,110                   $10,857
    Jun 94             $10,763                   $11,179
    Jun 95             $11,881                   $13,196
    Jun 96             $14,102                   $16,363
    Jun 97             $16,975                   $19,016
    Jun 98             $20,989                   $22,210
    Jun 99             $19,051                   $22,533
    Jun 00             $18,380                   $25,795
    Jun 01             $20,739                   $25,971
    Jun 02             $20,143                   $23,776

-  Average annual total return since inception: 7.61%
-  Total return for the fiscal year ended June 30, 2002: (2.87%)
-  Average annual return for the five year period ended June 30, 2002: 7.39%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Baron Small Cap's performance of (2.87%) from June 30, 2001 to June 30, 2002 was weak on an absolute basis, but strong relative to the Russell 2000 of (8.45%) and Morningstar's average small-cap fund of (19.78%). The Portfolio's return of 14.7% since Baron started managing the portfolio on November 1, 2000, is significantly ahead of the returns for the Russell 2000 of (4.8%) and Morningstar's small-cap growth fund average of (29.1%).

Sectors that contributed positively over the one year period include business services, energy, health care, hotels and lodging and retail stores and restaurants. Choicepoint, a provider of credential verification and identification service, was up 45% and had the largest positive impact on performance. Other holdings that contributed positively included Chico's FAS, Trigon Healthcare and Dollar Tree Store.

Sectors that hurt performance were communications, printing and publishing, financial services, and media and entertainment. Smartforce was down 68% and had the most negative impact on performance. Other holdings that negatively impacted performance were NTL Inc. and SBA Communications (both of which have since been sold).

Since Baron Capital started managing the portfolio on November 1, 2000, the relative performance has been strong for a couple of reasons. First, the firm's disciplined practice of buying forward-looking, well-managed, fast-growing businesses with real earnings has faired well in a time when the market continues to turns its back on companies with weak balance sheets and irrational valuations. Though stock prices have recently been very volatile, the businesses in which we invest have generally continued to grow in a weak economic environment. We remain optimistic about the long-term prospects of these businesses and therefore remain optimistic regarding the performance of their stocks.

                              DIRECTOR DISCLOSURE

                               JUNE 30, 2002


The Directors and Executive Officers of the Fund and their principal occupations for the last five years are set below. Each may have held other positions with the named companies during that period.

----------------------------------- ------------- -------------------------------------------------------------------
NAME, AGE,
POSITION WITH THE FUND              LENGTH OF     PRINCIPAL OCCUPATION & OTHER
& ADDRESS                           TIME SERVED   DIRECTORSHIPS DURING THE LAST 5 YEARS
----------------------------------- ------------- -------------------------------------------------------------------
                                                  President of Integrity Life Insurance Company since 1993;
                                                  President of National Integrity Life Insurance Company since
John R. Lindholm (52)                             September 1997;  Executive Vice President - Chief Marketing
Chairman of the Board of Directors                Officer of ARM Financial Group (ARM) from July 1993 to March
515 W. Market Street                              2000;  Chairman and Director of the mutual funds in the State
Louisville, KY 40202                8.63 years    Bond Group of mutual funds from June 1995 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  CEO, Aveus, an interactive strategy and development firm, since
                                                  July 1999;  President, Clavm, Inc., a management consulting group, since June 1998;  Fellow, Poynter Institute for Media
                                                  Studies, since June 1998; Board Member (Cowles Media) Star
Chris LaVictoire Mahai (46)                       Tribune Foundation from September 1992 to June 1998;  Senior Vice
Director                                          President, Cowles Media Company/ Star Tribune from August 1993 to
244 North First Avenue                            June 1998;  Director of the mutual funds in the State Bond Group
Minneapolis, MN 55401               4.88 years    of mutual funds from June 1984 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  President, William Faulkner & Associates, LLC (international
William B. Faulkner (74)                          trade business) since 1986; Director of the mutual funds in the
Director                                          State Bond Group of mutual funds from 1980 to December 1996;
240 East Plato Blvd.                              Manager, Carroll Family, LLC (commercial land development
St. Paul, MN 55107                  6.66 years    business) since 1996.
----------------------------------- ------------- -------------------------------------------------------------------

Irvin W. Quesenberry, Jr. (53)                    Retired; Founder and Managing Director of National Asset
Director                                          Management Corporation (investment counseling firm) from 1979 to
35 Brownsboro Hill Road                           1995; Member of Louisville Community Foundation Investment
Louisville, KY 40207                2.36 years    Committee; Board member of Louisville Water Company since 1986.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Managing partner, Associated Mezzanine Investors, LLC since March
John Katz (63)                                    2000; Director, Nations Flooring, Inc. since March 1998;
Director                                          Investment banker since January 1991; Director of mutual funds in
10 Hemlock Road                                   the State Bond Group of mutual funds from June 1995 to December
Hartsdale, NY 10530                 8.63 years    1996.
----------------------------------- ------------- -------------------------------------------------------------------

Edward J. Haines (54)
President                                         Senior Vice President of Marketing for Integrity Life Insurance
515 W. Market Street                              Company since March 2000; Senior Vice President of Marketing for
Louisville, KY 40202                8 years       ARM from December 1993 to March 2000.
----------------------------------- ------------- -------------------------------------------------------------------

Kevin L. Howard (38)                              Senior Vice President and Counsel of Integrity Life Insurance
Secretary                                         Company since March 2000; Senior Vice President and Counsel of
515 W. Market Street                              ARM from October 1998 to March 2000; Assistant General Counsel of
Louisville, KY 40202                8 years       ARM from January 1994 until October 1998.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Chief Financial Officer of Integrity Life Insurance Company since
Don W. Cummings (38)                              March 2000; Chief Financial Officer-Retail Business Division of
Controller                                        ARM from November 1996 to March 2000; Strategic Initiatives
515 W. Market Street                              Officer of ARM from April 1996 until November 1996; Controller of
Louisville, KY 40202                2.36 years    ARM from November 1993 until April 1996.
----------------------------------- ------------- -------------------------------------------------------------------

The Statement of Additional Information includes additional information about Fund directors and is available to shareholders upon request without charge by contacting the Administrative Office at 1-800-325-8583.

THIS ANNUAL REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE DIRECTLY OR INDIRECTLY OF ANY INTEREST IN THE FUND. NO OFFERING IS MADE EXCEPT IN CONJUNCTION WITH A PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.


        Principal offices located at:
[LOGO]  515 WEST MARKET STREET
        LOUISVILLE, KENTUCKY 40202







                        TOUCHSTONE VARIABLE SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Investment Advisory Agreement with Touchstone Advisors, Inc. (the "Advisor") provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

Item 16. Exhibits:

     1. Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 17 to Touchstone Variable Series Trust's Registration Statement on Form N-1A, Registration No. 033-76566 ("Form N-1A Registration Statement"), filed with the SEC on January 31, 2003 ("Post-Effective Amendment No. 17").

     2.   Amended  and   Restated   Bylaws.   Incorporated   by   reference   to
          Post-Effective Amendment No. 17.

     3.   Not applicable.

     4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

     5.   None other than as set forth in Exhibits 1 and 2.

     6(a).Amended and Restated  Investment Advisory Agreement between Touchstone
          Advisors, Inc. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 10 to the Form N-1A Registration Statement, filed with the SEC on February 12, 1999.

     6(b).Amendment to Amended and Restated Investment Advisory Agreement relating to the Touchstone Baron Small Cap Fund. Incorporated by reference to Post-Effective Amendment No. 17.

     6(c).Sub-Advisory  Agreement between BAMCO,  Inc. and Touchstone  Advisors,
          Inc. with respect to the Touchstone Baron Small Cap Fund. Incorporated by reference to Post-Effective Amendment No. 17.

     7.   Form of Distribution Agreement between Touchstone Securities, Inc. and
          Touchstone  Variable  Series  Trust.   Incorporated  by  reference  to
          Post-Effective Amendment No. 17.

     8.   Trustee  Deferred  Compensation  Plan.  Incorporated  by  reference to
          Post-Effective   Amendment  No.  14  to  the  Form  N-1A  Registration
          Statement filed with the SEC on April 27, 2001.

     9.   Form of Custodian  Agreement between Brown Brothers Harriman & Co. and
          Touchstone  Variable  Series  Trust.   Incorporated  by  reference  to
          Post-Effective Amendment No. 17 .

     10.  Not applicable.

     11.  Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

     12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

     13.  Not applicable.

     14. Consent of Ernst & Young LLP with respect to Baron Small Cap Portfolio. Filed herewith.

     15.  Not applicable.

     16. Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 13 to the Form N-1A Registration Statement filed with the SEC on February 15, 2001 and to Post-Effective Amendment No. 17.

17.      Form of Proxy and Voting Instructions.  Filed herewith.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio on the 30th day of January, 2003.

                                 TOUCHSTONE VARIABLE SERIES TRUST

                                 By:      /s/ Patrick T. Bannigan
                                          Name: Patrick T. Bannigan
                                          Title: President and Chief Executive
                                          Officer

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 30th day of January, 2003.

Signatures                          Title

/s/Scott A. Englehart               Treasurer (Principal Financial Officer and
---------------------------         Principal  Accounting Officer)
Scott A. Englehart

/s/ John F. Barrett*                Trustee
--------------------
John F. Barrett

/s/ J. Leland Brewster II *         Trustee
---------------------------
J. Leland Brewster II

/s/ William O. Coleman*             Trustee
William O. Coleman

/s/ Phillip R. Cox*                 Trustee
-------------------
Phillip R. Cox

/s/ H. Jerome Lerner*               Trustee
---------------------
H. Jerome Lerner

/s/ Jill T. McGruder*               Trustee
---------------------
Jill T. McGruder

/s/ Oscar P. Robertson     *        Trustee
----------------------
Oscar P. Robertson

/s/ Robert E. Stautberg*            Trustee
Robert E. Stautberg

/s/ John P. Zanotti*                Trustee
--------------------
John P. Zanotti

*By: /s/ Tina D. Hosking
         Tina D. Hosking
         Attorney-in-fact

                                EXHIBIT INDEX






  Exhibit
     No.

   11    Opinion and consent of Sullivan & Worcester LLP.

   14    Consent of Ernst & Young LLP with respect to Baron Small Cap Portfolio.

   17    Form of proxy and voting instructions.